American Family Variable Account I
Financial Statements
December 31, 2025 and 2024

American Family Variable Account I
Contents
December 31, 2025 and 2024

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Family Life Insurance Company and the Policy Owners of American Family Variable Account I

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities and policy owners’ equity of Fidelity VIP Contrafund Subaccount, Fidelity VIP Equity Income Subaccount, Fidelity VIP Growth and Income Subaccount, Fidelity VIP Government Money Market Subaccount, Fidelity VIP Investment Grade Bond Subaccount, Fidelity VIP Mid Cap Subaccount, Vanguard VIF Capital Growth Subaccount, Vanguard VIF International Subaccount, Vanguard VIF Money Market Subaccount, and Vanguard VIF Small Company Growth Subaccount (collectively “the Subaccounts”) of American Family Variable Account I as of December 31, 2025, the related statements of operations for the year then ended, and the statements of changes in policy owners’ equity for each of the two years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Subaccounts of American Family Variable Account I as of December 31, 2025, the results of each of their operations for the year then ended, and the changes in policy owners’ equity for each of the two years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the American Family Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the Subaccounts of American Family Variable Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the Subaccounts of American Family Variable Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
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Our procedures included confirmation of investments owned as of December 31, 2025, by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
April 22, 2026

We have served as the auditor of one or more of the Subaccounts of American Family Variable Account I since 2001.
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American Family Variable Account I
Statements of Assets and Liabilities and Policy Owners' Equity
December 31, 2025

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Government Money Market Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Money Market Subaccount	Vanguard VIF Small Company Growth Subaccount
Investments at fair value (1):
Fidelity Variable Insurance Products Fund	$12,252,487	$32,682,643	$43,533,586	$236,967	$35,003,330	$12,240,504	$—	$—	$—	$—
Vanguard Variable Insurance Fund	—	—	—	—	—	—	46,572,306	42,502,527	7,716,484	7,471,956

Total Assets	12,252,487	32,682,643	43,533,586	236,967	35,003,330	12,240,504	46,572,306	42,502,527	7,716,484	7,471,956
Total Liabilities	—	—	—	—	—	—	—	—	—	—

Total Policy Owners' Equity	$12,252,487	$32,682,643	$43,533,586	$236,967	$35,003,330	$12,240,504	$46,572,306	$42,502,527	$7,716,484	$7,471,956

Policy Owners' Equity:
Variable Life Policies
Group II (2)	11,628,908	30,892,645	41,272,023	236,967	33,207,678	11,581,504	44,350,288	40,560,144	7,305,828	7,098,362
Group III (3)	623,579	1,789,998	2,261,563	—	1,795,652	659,000	2,222,018	1,942,383	410,656	373,594

Total Policy Owners' Equity	$12,252,487	$32,682,643	$43,533,586	$236,967	$35,003,330	$12,240,504	$46,572,306	$42,502,527	$7,716,484	$7,471,956

(1) Investments at cost	$9,645,691	$27,374,456	$32,418,684	$236,967	$37,579,228	$11,775,802	$29,070,187	$38,383,051	$7,716,484	$7,393,878
Shares outstanding	215,485.180	1,161,842.986	1,360,849.816	236,966.950	3,130,888.175	326,326.408	753,353.380	1,486,622.146	7,716,484.210	391,817.285
(2) Group II (includes Variable Universal Life Insurance Series I policies)
Unit value	$105.03	$64.89	$83.56	$11.47	$18.04	$70.50	$66.77	$53.96	$11.78	$77.17
Outstanding units	110,724.789	476,046.790	493,908.134	20,658.153	1,840,591.015	164,282.762	664,239.856	751,664.313	620,029.828	91,981.442
(3) Group III (includes Variable Universal Life Insurance Series II policies)
Unit value	$106.01	$65.51	$84.35	$11.58	$18.21	$71.16	$67.40	$54.47	$11.89	$77.90
Outstanding units	5,882.016	27,325.922	26,811.895	—	98,597.709	9,260.620	32,968.985	35,660.409	34,526.273	4,795.901

 The accompanying notes are an integral part of these financial statements.
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American Family Variable Account I
Statements of Operations
Year Ended December 31, 2025
	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Government Money Market Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Money Market Subaccount	Vanguard VIF Small Company Growth Subaccount
Net investment income (loss)
Dividend income	$—	$509,461	$547,239	$10,142	$1,204,779	$50,087	$415,312	$341,397	$305,650	$32,355
Mortality and expense charges	(48,477)	(129,347)	(173,253)	(1,125)	(143,902)	(47,773)	(174,803)	(175,818)	(31,658)	(29,501)

Net investment income (loss)	(48,477)	380,114	373,986	9,017	1,060,877	2,314	240,509	165,579	273,992	2,854
Realized and unrealized gain (loss)
Net realized gain (loss) on fund shares redeemed	412,883	491,772	1,497,825	—	(359,470)	21,901	1,494,879	245,885	—	(19,576)
Capital gain distributions	1,918,083	1,793,500	3,955,754	—	—	1,274,686	1,784,507	2,300,943	—	459,965
Change in unrealized gains (losses)	(140,513)	2,449,675	1,866,220	—	1,469,752	(49,503)	7,097,448	4,450,089	—	(34,010)

Net gain (loss) on investments	2,190,453	4,734,947	7,319,799	—	1,110,282	1,247,084	10,376,834	6,996,917	—	406,379

Net increase (decrease) in equity from operations	$2,141,976	$5,115,061	$7,693,785	$9,017	$2,171,159	$1,249,398	$10,617,343	$7,162,496	$273,992	$409,233

  The accompanying notes are an integral part of these financial statements.
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American Family Variable Account I
Statements of Changes in Policy Owners' Equity
Year Ended December 31, 2025

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Government Money Market Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Money Market Subaccount	Vanguard VIF Small Company Growth Subaccount
Increase (decrease) from operations
Net investment income (loss)	$(48,477)	$380,114	$373,986	$9,017	$1,060,877	$2,314	$240,509	$165,579	$273,992	$2,854
Net realized gain (loss) on fund shares redeemed	412,883	491,772	1,497,825	—	(359,470)	21,901	1,494,879	245,885	—	(19,576)
Capital gain distributions	1,918,083	1,793,500	3,955,754	—	—	1,274,686	1,784,507	2,300,943	—	459,965
Change in unrealized gains (losses)	(140,513)	2,449,675	1,866,220	—	1,469,752	(49,503)	7,097,448	4,450,089	—	(34,010)

Net increase (decrease) in equity from operations	2,141,976	5,115,061	7,693,785	9,017	2,171,159	1,249,398	10,617,343	7,162,496	273,992	409,233
Unit transactions
Policy owners’ net premiums	410,335	1,351,180	1,744,778	8,584	1,896,296	492,419	1,651,784	1,868,481	486,425	304,208
Cost of insurance and administrative charges	(377,366)	(1,110,406)	(1,554,180)	(6,853)	(1,494,283)	(424,743)	(1,462,042)	(1,509,191)	(411,250)	(230,425)
Surrenders and forfeitures	(500,953)	(1,381,392)	(1,841,703)	(3,984)	(1,636,034)	(567,364)	(1,785,772)	(1,862,227)	(346,783)	(307,918)
Transfers between subaccounts and sponsor	(243,516)	(366,863)	(1,536,103)	(2,674)	1,311,702	300,899	(853,625)	(1,008,819)	1,126,479	267,300
Withdrawals due to death benefits	(26)	(125)	(163)	(19,795)	(171)	(30)	(125)	(154)	(969,673)	(27)

Net increase (decrease) in equity from unit transactions	(711,526)	(1,507,606)	(3,187,371)	(24,722)	77,510	(198,819)	(2,449,780)	(2,511,910)	(114,802)	33,138

Net increase (decrease) in equity	1,430,450	3,607,455	4,506,414	(15,705)	2,248,669	1,050,579	8,167,563	4,650,586	159,190	442,371
Equity
Beginning of year	10,822,037	29,075,188	39,027,172	252,672	32,754,661	11,189,925	38,404,743	37,851,941	7,557,294	7,029,585

End of year	$12,252,487	$32,682,643	$43,533,586	$236,967	$35,003,330	$12,240,504	$46,572,306	$42,502,527	$7,716,484	$7,471,956

Accumulation unit activity - Group II (1)
Units outstanding at beginning of year	119,100.399	500,988.331	534,557.988	22,836.522	1,838,964.630	167,213.585	703,923.006	799,649.785	630,606.415	90,726.233
Units issued during the period	7,159.068	27,971.118	26,259.754	2,757.474	218,195.883	15,676.841	43,032.697	46,447.739	156,657.944	10,621.661
Units redeemed during the period	(15,534.678)	(52,912.659)	(66,909.608)	(4,935.843)	(216,569.498)	(18,607.664)	(82,715.847)	(94,433.211)	(167,234.531)	(9,366.452)

Units outstanding at end of year	110,724.789	476,046.790	493,908.134	20,658.153	1,840,591.015	164,282.762	664,239.856	751,664.313	620,029.828	91,981.442

Accumulation unit activity - Group III (2)
Units outstanding at beginning of year	5,195.286	28,515.779	28,866.592	—	96,969.564	9,327.972	34,452.868	37,932.154	34,415.792	5,467.203
Units issued during the period	1,220.363	1,833.241	1,568.404	—	10,861.408	785.757	2,696.907	2,595.039	12,265.007	873.484
Units redeemed during the period	(533.633)	(3,023.098)	(3,623.101)	—	(9,233.263)	(853.109)	(4,180.790)	(4,866.784)	(12,154.526)	(1,544.786)

Units outstanding at end of year	5,882.016	27,325.922	26,811.895	—	98,597.709	9,260.620	32,968.985	35,660.409	34,526.273	4,795.901

(1) Group II includes Variable Universal Life Insurance Series I policies.
(2) Group III includes Variable Universal Life Insurance Series II policies.

  The accompanying notes are an integral part of these financial statements.
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American Family Variable Account I
Statements of Changes in Policy Owners' Equity
Year Ended December 31, 2024

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Government Money Market Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Money Market Subaccount	Vanguard VIF Small Company Growth Subaccount
Increase (decrease) from operations
Net investment income (loss)	$(43,269)	$336,158	$311,227	$10,981	$979,529	$11,250	$265,571	$284,885	$327,286	$6,673
Net realized gain on fund shares redeemed	803,842	669,916	2,054,172	—	(646,824)	249,374	1,978,623	(92,638)	—	(60,553)
Capital gain distributions	1,270,380	1,734,297	2,591,311	—	—	1,400,066	796,893	1,193,793	—	—
Change in unrealized gains (losses)	925,680	1,121,404	2,374,814	—	50,208	64,603	1,616,297	1,656,520	—	769,925

Net increase (decrease) in equity from operations	2,956,633	3,861,775	7,331,524	10,981	382,913	1,725,293	4,657,384	3,042,560	327,286	716,045
Unit transactions
Policy owners’ net premiums	424,606	1,406,356	1,824,818	9,362	1,986,375	516,154	1,724,331	1,945,600	505,298	320,337
Cost of insurance and administrative charges	(378,331)	(1,117,094)	(1,560,225)	(6,399)	(1,482,349)	(438,980)	(1,477,816)	(1,481,479)	(405,530)	(240,617)
Surrenders and forfeitures	(517,006)	(1,483,523)	(1,974,395)	(15,890)	(1,754,224)	(572,026)	(2,011,007)	(1,919,950)	(367,599)	(500,666)
Transfers between subaccounts and sponsor	(1,173,160)	(434,878)	(1,929,301)	27,246	2,719,968	(401,696)	(1,478,277)	821,779	1,132,329	18,863
Withdrawals due to death benefits	(326)	(986)	(1,594)	—	(915)	(197)	(1,310)	(1,109)	(463,472)	(183)

Net increase (decrease) in equity from unit transactions	(1,644,217)	(1,630,125)	(3,640,697)	14,319	1,468,855	(896,745)	(3,244,079)	(635,159)	401,026	(402,266)

Net increase (decrease) in equity	1,312,416	2,231,650	3,690,827	25,300	1,851,768	828,548	1,413,305	2,407,401	728,312	313,779
Equity
Beginning of year	9,509,621	26,843,538	35,336,345	227,372	30,902,893	10,361,377	36,991,438	35,444,540	6,828,982	6,715,806

End of year	$10,822,037	$29,075,188	$39,027,172	$252,672	$32,754,661	$11,189,925	$38,404,743	$37,851,941	$7,557,294	$7,029,585

Accumulation unit activity - Group II (1)
Units outstanding at beginning of year	144,985.240	558,942.092	618,293.852	21,503.089	1,844,492.972	190,952.437	801,721.279	849,891.844	628,334.314	101,723.902
Units issued during the period	6,186.721	32,494.940	30,655.169	3,371.306	294,488.835	10,226.587	40,392.143	75,086.138	150,758.121	7,412.439
Units redeemed during the period	(32,071.562)	(90,448.701)	(114,391.033)	(2,037.873)	(300,017.177)	(33,965.439)	(138,190.416)	(125,328.197)	(148,486.020)	(18,410.108)

Units outstanding at end of year	119,100.399	500,988.331	534,557.988	22,836.522	1,838,964.630	167,213.585	703,923.006	799,649.785	630,606.415	90,726.233

Accumulation unit activity - Group III (2)
Units outstanding at beginning of year	140.479	1,131.265	1,210.528	—	3,708.465	291.969	1,397.194	1,419.088	1,100.951	199.393
Units issued during the period	5,620.715	29,345.838	30,459.786	—	98,952.955	9,792.328	36,503.079	38,675.111	35,617.427	5,580.289
Units redeemed during the period	(565.908)	(1,961.324)	(2,803.722)	—	(5,691.856)	(756.325)	(3,447.405)	(2,162.045)	(2,302.586)	(312.479)

Units outstanding at end of year	5,195.286	28,515.779	28,866.592	—	96,969.564	9,327.972	34,452.868	37,932.154	34,415.792	5,467.203

(1) Group II includes Variable Universal Life Insurance Series I policies and Series II policies that have not yet reached their 15th policy anniversary.
(2) Group III includes Variable Universal Life Insurance Series II policies beyond their 15th policy anniversary.

  The accompanying notes are an integral part of these financial statements.
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American Family Variable Account I
Notes to Financial Statements
December 31, 2025 and 2024

1.
Nature of Operations and Significant Accounting Policies
The American Family Variable Account I (the “Separate Account”) is a segregated investment account of the American Family Life Insurance Company (herein referred to as the “Company” or the "Sponsor") used to fund variable universal life (VUL) contracts. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account was established by the Company on August 7, 2000 and commenced operations on May 10, 2001. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.
The Separate Account includes assets from two series of policy issues. Series I policies include applications written before December 1, 2008. Series II policies include applications written on or after December 1, 2008. The Separate Account classifies units outstanding into Group II and Group III for purposes of calculating unit values. Group II includes Series I policies and previously included Series II policies that had not yet reached the fifteenth policy anniversary. As of December 31, 2024, all Series II policies had transferred from Group II to Group III, which includes Series II policies beyond the fifteenth policy anniversary.
As of September 30, 2009, the Company ceased the issuance of new variable universal life policies; however, premium payments made by policy owners existing at that date will continue to be received by the Separate Account. The Company cedes 100% of its VUL business under a reinsurance agreement with Kansas City Life Insurance Company (KCL). KCL also provides administrative services related to the VUL business in association with this reinsurance agreement. In addition to the reinsurance and administrative services provided, KCL provides investment performance monitoring information and compliance and regulatory support.
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The significant accounting policies used in the preparation of these statements include:

a.
Investments
Investments are made in the various portfolios in accordance with selections made by the policy owners. Such investments are made at the reported net asset value of the respective portfolios. All changes in fair value are recognized as changes in unrealized gain (losses) in the Statement of Operations of the applicable subaccount.
Separate Account assets are comprised of mutual funds traded in non-active markets that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the mutual funds in which the Separate Account assets are invested are obtained daily from the fund managers. Each of the subaccounts of the Separate Account indirectly bears exposure to market, credit, and liquidity risks. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual fund.

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American Family Variable Account I
Notes to Financial Statements
December 31, 2025 and 2024
b.
Fair Value Measurements
Financial assets and financial liabilities recorded on the Statements of Assets and Liabilities and Policy Owners’ Equity at fair value are categorized based on the reliability of inputs to the valuation techniques as follows:
Level 1         Financial assets and financial liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2         Financial assets and financial liabilities whose values are based on the following:
Quoted prices for similar assets or liabilities in active markets;
Quoted prices for identical or similar assets or liabilities in non-active markets; or
Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3      Financial assets and financial liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs may reflect the Company’s estimates of the assumptions that market participants would use in valuing the financial assets and financial liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, inputs used to measure fair value fall into different levels of the fair value hierarchy. In those instances, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is categorized is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The fair value guidance establishes a hierarchy for inputs used in determining fair value that maximize the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.
Fair value is a market-based measure considered from the perspective of a market participant who owns an asset or owes a liability. Accordingly, when market observable data is not readily available, the Company’s own assumptions are set to reflect those that market participants would be presumed to use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from one level of the hierarchy to another.
Separate Account assets are categorized as Level 2 assets. The Company has no Separate Account assets categorized as Level 1 or Level 3 assets.

8

American Family Variable Account I
Notes to Financial Statements
December 31, 2025 and 2024

c.
Security Transactions and Investment Income
Security transactions are recorded on the trade date (the date the order to buy or sell is executed). The cost of investments sold and any corresponding capital gains and losses are determined on an average cost basis. Distributions received from the funds retain the tax characterizations determined at the fund level and are reinvested in additional shares of the funds and recorded as income by the Separate Account on the ex-dividend date.

d.
Federal Income Taxes
The operations of the Separate Account are part of the total operations of the Company which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the “IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on earnings of the Separate Account as all earnings are distributed to the policy owners. Accordingly, no provision for federal income taxes has been made for the Separate Accounts.

e.
Expenses, Deductions, and Related Party Transactions
For Series I policies, the Company deducts a daily mortality and expense charge from the assets of the Separate Account equivalent to 0.90% for years 1-10 of the individual policies and 0.45% for years thereafter. For Series II policies, the Company deducts a daily mortality and expense charge from the assets of the Separate Account equivalent to 0.45% for years 1-15 of the individual policies and 0.00% for years thereafter. These charges may be adjusted after policy issue, but are guaranteed not to exceed 0.90% of net assets for either Series I or Series II policies. Although the account value varies according to the investment performance of the fund, the account value is not affected by expense and mortality experience because the Company assumes the mortality risk and the expense risk. The mortality risk is that insureds may not live as long as expected. The expense risk is that the actual expenses of issuing and administering the policies may exceed the estimated costs.
On a policy’s monthly anniversary date, the Company deducts from the policy value an amount for the cost of insurance and any additional policy benefits. In addition, for Series I policies, a monthly policy fee ($6 for policies with coverage greater than $100,000 and $9 for policies with coverage less than $100,000) plus an additional $2.50 per month charge in the first five policy years is deducted. For Series II policies, a monthly policy fee of $6 plus an additional $4 per month charge in the first five policy years is deducted. For Series II policies, a monthly administrative charge is also deducted from the cash value of the policy. These monthly expense charges are intended to reimburse the Company for administrative expenses relating to the underwriting, issuance and maintenance of the policy.
In the event of a policy surrender, a surrender charge may be deducted to reimburse the Company for expenses incurred in connection with issuing a policy. The surrender charges are a charge per coverage amount for years 1-14. For Series I policies, the surrender charges will not exceed $42 per $1,000 of coverage. The amount of the surrender charge depends on the specified amount, underwriting class of the primary insured, issue age, gender, and policy year.  For Series II policies, the surrender charges will not exceed $57.69 per $1,000 of coverage. The amount of the surrender charge depends on the specified amount, underwriting class of the primary insured, issue age, gender, death benefit option selected, and policy year.
The Company retains a front-end premium load from all premium collected. For Series I policies, the charge is 7.5% of target premium for years 1-10 and 5.5% of target premium for years thereafter. Target premium is the amount of premium, based on the insurance coverage and age of the insured, that is used to compute the premium load. In all years, a charge of 3.5% is assessed on excess premium collected for Series I policies. Excess premium is any amount of premium greater than the target premium. For Series II policies, the charge is 5.0% of all premium for all policy years. The charges retained by the Company totaled $566,050 and $591,854 on a direct basis for 2025 and 2024, respectively.

9

American Family Variable Account I
Notes to Financial Statements
December 31, 2025 and 2024

f.
Transfers between Subaccounts and Sponsor
Transfers between subaccounts within the Separate Accounts and the Sponsor represent transfers into (out of) the various portfolios from (to) the general account. These transfers are made in accordance with selections made by the policy owners.

g.
Segment Information
The Separate Account adopted Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures on January 1, 2024. Adoption of the new standard impacted financial statement disclosures only and did not affect the Separate Account's financial position or its results of operations.
The Company’s Interest Rate Committee (IRC) has been identified as the Chief Operating Decision Maker (CODM). The Separate Account operates ten reportable segments, each comprised of an individual subaccount representing a distinct investment option. The CODM manages and assesses the performance of each of these subaccounts.
The IRC assesses the investment results of the subaccounts to ensure the investment options available to policy owners are performing as expected. This assessment relies on information provided by KCL and includes a review of the individual subaccounts' performance at the level disclosed in the financial highlights (Note 3.).

h.
Subsequent Events
The Separate Account has evaluated events subsequent to December 31, 2025 through April 22, 2026, the date these financial statements were issued. Based on this evaluation, no events have occurred subsequent to December 31, 2025 that require disclosure or adjustment to the financial statements at that date or for the year then ended.

10

American Family Variable Account I
Notes to Financial Statements
December 31, 2025 and 2024

2.
Policy Owners’ Equity
Purchases and transfers in and sales and transfers out of fund shares by the Separate Account for the year ended December 31, 2025 are as follows:
	Purchases and Transfers In	Sales and Transfers Out

Fidelity VIP Contrafund Subaccount	$2,703,154	$1,545,074
Fidelity VIP Equity Income Subaccount	4,074,792	3,408,786
Fidelity VIP Growth and Income Subaccount	6,586,751	5,444,382
Fidelity VIP Government Money Market Subaccount	41,370	57,076
Fidelity VIP Investment Grade Bond Subaccount	5,230,181	4,091,795
Fidelity VIP Mid Cap Subaccount	2,374,281	1,296,100
Vanguard VIF Capital Growth Subaccount	4,719,803	5,144,567
Vanguard VIF International Subaccount	5,121,372	5,166,760
Vanguard VIF Money Market Subaccount	2,258,567	2,099,376
Vanguard VIF Small Company Growth Subaccount	1,319,826	823,868

Total	$34,430,097	$29,077,784

11

American Family Variable Account I
Notes to Financial Statements
December 31, 2025 and 2024

3.
Financial Highlights

	At December 31			For the Period Ended December 31
Group II (1)	Units	Unit Value	Net Assets	Investment Income Ratio (2)	Expense Ratio (3)	Total Return (4)
Fidelity VIP Contrafund Subaccount
2025	110,724.789	$ 105.03	$ 11,628,908	— %	0.45%	20.65%
2024	119,100.399	87.05	10,367,580	0.03%	0.45%	32.84%
2023	144,985.240	65.53	9,500,413	0.26%	0.45%	32.52%
2022	158,079.588	49.45	7,816,472	0.28%	0.45%	(26.82) %
2021	155,958.452	67.57	10,537,482	0.03%	0.45%	26.94%
Fidelity VIP Equity Income Subaccount
2025	476,046.790	$ 64.89	$ 30,892,645	1.67%	0.45%	18.20%
2024	500,988.331	54.90	27,502,135	1.57%	0.45%	14.54%
2023	558,942.092	47.93	26,789,299	1.78%	0.45%	9.88%
2022	573,834.509	43.62	25,029,176	1.67%	0.45%	(5.67) %
2021	645,683.837	46.24	29,855,749	1.65%	0.45%	24.03%
Fidelity VIP Growth and Income Subaccount
2025	493,908.134	$ 83.56	$ 41,272,023	1.35%	0.45%	20.67%
2024	534,557.988	69.25	37,018,370	1.23%	0.45%	21.41%
2023	618,293.852	57.04	35,267,273	1.48%	0.45%	17.83%
2022	661,007.911	48.41	31,996,882	1.43%	0.45%	(5.60) %
2021	740,626.498	51.28	37,976,756	2.19%	0.45%	25.07%
Fidelity VIP Government Money Market Subaccount
2025	20,658.153	$ 11.47	$ 236,967	4.06%	0.45%	3.71%
2024	22,836.522	11.06	252,672	4.97%	0.45%	4.64%
2023	21,503.089	10.57	227,372	4.83%	0.45%	4.34%
2022	12,576.616	10.13	127,339	1.29%	0.45%	1.00%
2021	17,351.298	10.03	173,971	0.01%	0.45%	(0.40) %
Fidelity VIP Investment Grade Bond Subaccount
2025	1,840,591.015	$ 18.04	$ 33,207,678	3.57%	0.45%	6.63%
2024	1,838,964.630	16.92	31,106,377	3.50%	0.45%	1.20%
2023	1,844,492.972	16.72	30,840,864	2.62%	0.45%	5.62%
2022	1,815,574.204	15.83	28,735,218	2.23%	0.45%	(13.40) %
2021	1,879,665.199	18.28	34,358,957	2.03%	0.45%	(1.19) %
Fidelity VIP Mid Cap Subaccount
2025	164,282.762	$ 70.50	$ 11,581,504	0.45%	0.45%	11.25%
2024	167,213.585	63.37	10,595,941	0.53%	0.45%	16.96%
2023	190,952.437	54.18	10,345,553	0.61%	0.45%	14.57%
2022	198,976.206	47.29	9,410,106	0.50%	0.45%	(15.13) %
2021	208,026.080	55.72	11,591,368	0.59%	0.45%	25.04%
Vanguard VIF Capital Growth Subaccount
2025	664,239.856	$ 66.77	$ 44,350,288	1.02%	0.45%	28.40%
2024	703,923.006	52.00	36,604,410	1.14%	0.45%	12.90%
2023	801,721.279	46.06	36,927,061	1.06%	0.45%	27.41%
2022	866,989.714	36.15	31,342,604	0.88%	0.45%	(15.87) %
2021	904,656.170	42.97	38,870,672	0.96%	0.45%	21.01%
Vanguard VIF International Subaccount
2025	751,664.313	$ 53.96	$ 40,560,144	0.83%	0.45%	19.43%
2024	799,649.785	45.18	36,129,707	1.21%	0.45%	8.50%
2023	849,891.844	41.64	35,385,436	1.53%	0.45%	14.14%
2022	875,108.816	36.48	31,921,572	1.28%	0.45%	(30.43) %
2021	739,893.643	52.44	38,796,904	0.28%	0.45%	(1.98) %
Vanguard VIF Money Market Subaccount
2025	620,029.828	$ 11.78	$ 7,305,828	4.10%	0.45%	3.72%
2024	630,606.415	11.36	7,164,381	5.06%	0.45%	4.70%
2023	628,334.314	10.85	6,817,033	4.93%	0.45%	4.63%
2022	643,452.625	10.37	6,674,482	1.47%	0.45%	1.07%
2021	713,171.230	10.26	7,320,340	0.01%	0.45%	(0.48) %
Vanguard VIF Small Company Growth Subaccount
2025	91,981.442	$ 77.17	$ 7,098,362	0.47%	0.45%	5.63%
2024	90,726.233	73.06	6,628,212	0.55%	0.45%	10.88%
2023	101,723.902	65.89	6,702,663	0.40%	0.45%	19.11%
2022	101,935.344	55.32	5,638,958	0.26%	0.45%	(25.69) %
2021	94,818.509	74.44	7,058,331	0.38%	0.45%	13.70%

(1)	Includes Variable Universal Life Insurance Series I policies.
(2)	The investment income ratio is calculated by dividing the dividend income earned by the average daily subaccount balance.
(3)	The expense ratio is calculated by dividing the expenses assessed against the Separate Account by the average daily subaccount balance.
(4)	Total return is calculated as the change in unit value during a given period.

12

American Family Variable Account I
Notes to Financial Statements
December 31, 2025 and 2024

	At December 31				For the Period Ended December 31
Group III (1)	Units	Unit Value		Net Assets	Investment Income Ratio (2)		Expense Ratio (3)		Total Return (4)
Fidelity VIP Contrafund Subaccount
2025	5,882.016	$ 106.01		$ 623,579	— %		— %		21.20%
2024	5,195.286	87.47		454,457	0.01%		— %		33.44%
2023	140.479	65.55		9,208	— %	(5)	— %	(5)	(0.02) %	(5)
Fidelity VIP Equity Income Subaccount
2025	27,325.922	$ 65.51		$ 1,789,998	1.68%		— %		18.76%
2024	28,515.779	55.16		1,573,053	2.28%		— %		15.04%
2023	1,131.265	47.95		54,239	— %	(5)	— %	(5)	0.21%	(5)
Fidelity VIP Growth and Income Subaccount
2025	26,811.895	$ 84.35		$ 2,261,563	1.36%		— %		21.21%
2024	28,866.592	69.59		2,008,802	1.77%		— %		21.96%
2023	1,210.528	57.06		69,072	— %	(5)	— %	(5)	(0.11) %	(5)
Fidelity VIP Government Money Market Subaccount
2025	—	$ 11.58	(6)	$ —	— %	(6)	— %	(6)	4.14%	(6)
2024	—	11.12	(6)	—	— %	(6)	— %	(6)	5.10%	(6)
2023	—	10.58	(6)	—	— %	(6)	— %	(6)	0.04%	(6)
Fidelity VIP Investment Grade Bond Subaccount
2025	98,597.709	$ 18.21		$ 1,795,652	3.58%		— %		7.13%
2024	96,969.564	17.00		1,648,284	4.14%		— %		1.61%
2023	3,708.465	16.73		62,029	— %	(5)	— %	(5)	0.27%	(5)
Fidelity VIP Mid Cap Subaccount
2025	9,260.620	$ 71.16		$ 659,000	0.45%		— %		11.75%
2024	9,327.972	63.68		593,984	0.78%		— %		17.49%
2023	291.969	54.20		15,824	— %	(5)	— %	(5)	(0.71) %	(5)
Vanguard VIF Capital Growth Subaccount
2025	32,968.985	$ 67.40		$ 2,222,018	0.99%		— %		28.99%
2024	34,452.868	52.25		1,800,333	0.53%		— %		13.39%
2023	1,397.194	46.08		64,377	— %	(5)	— %	(5)	0.13%	(5)
Vanguard VIF International Subaccount
2025	35,660.409	$ 54.47		$ 1,942,383	0.82%		— %		19.98%
2024	37,932.154	45.40		1,722,234	0.57%		— %		9.00%
2023	1,419.088	41.65		59,104	— %	(5)	— %	(5)	0.78%	(5)
Vanguard VIF Money Market Subaccount
2025	34,526.273	$ 11.89		$ 410,656	4.09%		— %		4.15%
2024	34,415.792	11.42		392,913	4.95%		— %		5.25%
2023	1,100.951	10.85		11,949	— %	(5)	— %	(5)	0.04%	(5)
Vanguard VIF Small Company Growth Subaccount
2025	4,795.901	$ 77.90		$ 373,594	0.45%		— %		6.11%
2024	5,467.203	73.41		401,373	0.22%		— %		11.38%
2023	199.393	65.91		13,143	— %	(5)	— %	(5)	(1.01) %	(5)

(1)	Includes Variable Universal Life Insurance Series II policies beyond their 15th policy anniversary.
(2)	The investment income ratio is calculated by dividing the dividend income earned by the average daily subaccount balance.
(3)	The expense ratio is calculated by dividing the expenses assessed against the Separate Account by the average daily subaccount balance.
(4)	Total return is calculated as the change in unit value during a given period.
(5)
The subaccount had no activity prior to December 26, 2023. Investment income ratio reflects the period December 26, 2023 through December 31, 2023. Expense ratio and total return reflect a hypothetical return based on contractual expense ratios and underlying fund performance.

(6)
The subaccount had no activity in 2023, 2024, or 2025. Unit value is calculated based on contractual expense ratios and underlying fund net asset valuation. Expense ratio and total return reflect a hypothetical return based on contractual expense ratios and underlying fund performance.

13

 American Family Life Insurance Company
Statutory Financial Statements and Supplemental Information
December 31, 2025, 2024, and 2023

American Family Life Insurance Company
Contents
December 31, 2025, 2024, and 2023

Report of Independent Auditors

To the Board of Directors of American Family Life Insurance Company
Opinions
We have audited the accompanying statutory financial statements of American Family Life Insurance Company (the "Company"), which comprise the statutory balance sheets as of December 31, 2025 and 2024, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2025, including the related notes (collectively referred to as the "financial statements").
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Wisconsin Office of the Commissioner of Insurance described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date the financial statements are available to be issued.
Auditors' Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with US GAAS, we:
●
Exercise professional judgment and maintain professional skepticism throughout the audit.
●
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
●
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information
Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedule of assets and liabilities, supplemental summary investment schedule, supplemental investment risk interrogatories, and supplemental reinsurance interrogatories (collectively referred to as the "supplemental schedules") of the Company as of December 31, 2025 and for the year then ended are presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/PricewaterhouseCoopers LLP
February 24, 2026

American Family Life Insurance Company
Statutory Balance Sheets
December 31, 2025 and 2024
(in thousands of dollars, except share amounts)
	2025	2024
Admitted assets
Bonds	$3,864,129	$3,763,008
Common stocks	134,675	82,654
Mortgage loans	513,339	537,830
Policy loans	165,231	166,375
Cash, cash equivalents, and short-term investments	83,854	92,103
Other invested assets	10,472	103

Total cash and invested assets	4,771,700	4,642,073

Accrued investment income	42,651	40,488
Income tax recoverable	—	22,993
Deferred tax assets	31,186	31,727
Other assets	80,155	73,258
Separate account assets	397,332	361,690

Total admitted assets	5,323,024	5,172,229

Liabilities
Aggregate reserves for life contracts and accident & health	3,736,834	3,652,551
Liability for deposit-type contracts	531,385	546,165
Policyholders’ dividends payable	18,698	20,179
Asset valuation reserve	52,454	37,465
Accrued expenses	26,056	61,997
Other liabilities	46,361	43,381
Income tax payable	3,929	—
Separate account liabilities	397,332	361,690

Total liabilities	4,813,049	4,723,428

Capital and surplus
Common stock ($250 par value; 10,000 shares authorized, issued, and outstanding) and additional paid-in surplus	28,698	28,698
Special surplus	41,980	38,657
Unassigned surplus	439,297	381,446

Total capital and surplus	509,975	448,801

Total liabilities, capital, and surplus	$5,323,024	$5,172,229

 The accompanying notes are an integral part of these statutory financial statements.

American Family Life Insurance Company
Statutory Statements of Operations
Years Ended December 31, 2025, 2024, and 2023
(in thousands of dollars)

	2025	2024	2023
Premiums and other income
Premiums and annuity considerations	$409,362	$399,555	$(294,743)
Net investment income	216,657	211,823	231,756
Commissions and expense allowances on reinsurance ceded	31,827	36,430	65,457
Other income (expense)	(8,199)	(6,679)	(3,808)

Total premiums and other income	649,647	641,129	(1,338)

Benefits and expenses
Death and annuity benefit payments	188,169	160,402	170,610
Increase (decrease) in aggregate reserves for life and accident and health policies	84,283	85,317	(695,685)
Surrender benefits and other fund withdrawals	70,377	68,810	93,127
Interest on deposit contracts	22,994	22,759	21,662
Other policyholder benefits	14,868	13,906	13,867
Commissions	26,597	26,657	26,938
General insurance expenses	109,051	100,177	103,315
Taxes, licenses, fees, and other expenses	13,563	13,406	80,573

Total benefits and expenses	529,902	491,434	(185,593)
Income before dividends to policyholders, income tax expense, and net realized capital gains (losses)	119,745	149,695	184,255
Dividends to policyholders	18,241	19,838	15,090
Income before income tax expense and net realized capital gains (losses)	101,504	129,857	169,165
Income tax expense	24,312	29,142	64,859

Income before net realized capital gains (losses)	77,192	100,715	104,306
Net realized capital gains (losses), net of tax	(1,415)	11,306	(11,372)

Net income (loss)	$75,777	$112,021	$92,934

  The accompanying notes are an integral part of these statutory financial statements.

American Family Life Insurance Company
Statutory Statements of Changes in Capital and Surplus
Years Ended December 31, 2025, 2024, and 2023
(in thousands of dollars)
	2025	2024	2023

Common stock and additional paid-in surplus	$28,698	$28,698	$28,698

Special surplus
Beginning balance	38,657	47,694	—
Change in admitted disallowed interest maintenance reserve (IMR) - Note 1(d)	3,323	(9,037)	47,694

Ending balance	41,980	38,657	47,694

Unassigned surplus
Beginning balance	381,446	469,913	428,480
Cumulative effect adjustment of adoption of INT 23-01 - Note 1(d)	—	—	42,281
Net income (loss)	75,777	112,021	92,934
Change in net unrealized capital gains (losses), net of tax	11,599	(2,020)	5,680
Change in net deferred income tax	3,171	(11,634)	9,571
Change in asset valuation reserve	(14,989)	283	(2,064)
Reclassification of change in admitted disallowed IMR - Note 1(d)	(3,323)	9,037	(47,694)
Change in nonadmitted assets	(7,138)	(55,193)	3,369
Dividends to stockholders	—	(129,998)	(170,000)
Surplus gains and losses - reinsurance	(7,246)	(10,963)	107,356

Ending balance	439,297	381,446	469,913

Total capital and surplus	$509,975	$448,801	$546,305

  The accompanying notes are an integral part of these statutory financial statements.

American Family Life Insurance Company
Statutory Statements of Cash Flows
Years Ended December 31, 2025, 2024, and 2023
(in thousands of dollars)

	2025	2024	2023
Cash from operations
Premiums collected net of reinsurance	$391,173	$385,301	$427,782
Net investment income	212,070	207,710	225,134
Miscellaneous income	26,985	27,889	21,200
Benefit and loss related payments	(280,512)	(248,866)	(313,455)
Commissions, expenses paid, and aggregate write-ins for deductions	(148,967)	(146,778)	(145,972)
Dividends paid to policyholders	(5,571)	(4,627)	(5,177)
Federal and foreign income taxes (paid) recovered	7,957	(61,015)	(16,503)

Net cash provided by (used in) operations	203,135	159,614	193,009

Cash from investments
Proceeds from investments sold, matured, or repaid
Bonds	1,100,929	1,475,550	385,140
Stocks	2,169	2,420	63,107
Mortgage loans	70,866	45,097	31,335
Other invested assets	312	—	—
Miscellaneous proceeds	—	5,985	(20)

Total investment proceeds	1,174,276	1,529,052	479,562
Cost of investments acquired (long-term only)
Bonds	1,234,063	1,599,894	435,257
Stocks	40,965	69,170	14,883
Mortgage loans	46,375	4,150	103,040
Other invested assets	3,539	759	—
Miscellaneous applications	3,194	—	9,711

Total investments acquired	1,328,136	1,673,973	562,891

Net (increase) decrease in policy loans and premium loans	185	(1,440)	(2,029)

Net cash provided by (used in) investments	(153,675)	(146,361)	(85,358)

Cash from financing and miscellaneous sources
Net deposits to investment-type and universal life contracts	(25,245)	36,222	(18,987)
Dividends to stockholders	—	(11,561)	(170,000)
Other cash provided (applied)	(32,464)	(20,841)	35,871
Net cash provided by (used in) financing and miscellaneous sources	(57,709)	3,820	(153,116)

Reconciliation of cash, cash equivalents, and short-term investments

Net change in cash, cash equivalents, and short-term investments	(8,249)	17,073	(45,465)
Cash, cash equivalents, and short-term investments
Beginning of year	92,103	75,030	120,495

End of year	$83,854	$92,103	$75,030

  The accompanying notes are an integral part of these statutory financial statements.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

1.
Nature of Operations and Significant Statutory Accounting Policies
American Family Life Insurance Company (herein referred to as AFLIC or the Company) is a wholly owned subsidiary of AmFam, Inc., which is wholly owned by American Family Mutual Insurance Company, S.I. (AFMICSI). The Company operates in the life insurance industry, principally selling and servicing term life, whole life, and universal life products to provide financial protection for qualified individuals, families, and business enterprises. It sells these products predominantly through a multi-line, exclusive agency force in nineteen states.
The accompanying statutory financial statements for the Company have been prepared in accordance with statutory accounting practices (STAT) prescribed or permitted by the Wisconsin Office of the Commissioner of Insurance. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. The Company does not employ any accounting practices that depart from NAIC STAT.
The preparation of financial statements in conformity with STAT requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The accompanying statutory financial statements vary materially from financial statements prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), primarily because on a STAT basis: (a) bonds are generally carried at amortized cost rather than being valued at fair value; (b) policy acquisition costs, such as commissions and other costs directly related to acquiring business, are charged to operations as incurred and are not deferred; (c) aggregate reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, which may differ from reserves based on reasonably conservative estimates of mortality, interest, and withdrawals; (d) investment and universal life-type insurance contracts are recorded as revenues and expenses, rather than reported as increases or decreases in a liability account; (e) a dividend liability is established for all dividends to be paid in the following year, rather than establishing a liability for dividends earned; (f) deferred tax assets (DTAs) to provide for temporary differences between the tax and financial reporting bases of assets and liabilities are generally limited to those temporary differences which reverse in the following three years and offset deferred tax liabilities (DTLs); (g) the Asset Valuation Reserve (AVR) is reported as a liability with changes charged or credited directly to unassigned surplus; (h) the Interest Maintenance Reserve (IMR) defers recognition of realized interest-related gains and losses of investment securities and amortizes them into income over the securities’ remaining lives; and, (i) certain assets are considered non-admitted and therefore excluded from surplus; see Note 1(l) below for a description of these items.
The effect of the foregoing differences in the accompanying statutory financial statements is not known but presumed to be material.
The significant accounting policies used in the preparation of these statutory financial statements include:
a.
Adoption of New Accounting Guidance
In March 2024, the NAIC adopted REF 2019-21 (the “Principles-Based Bond Definition” or “PBBD”), which revised bond classification criteria to emphasize substance over legal form. The issuance established a principles-based framework for classifying investments as bonds, expanded bond classification categories and related disclosures, and removed asset-backed securities from the definition of cash equivalents and short-term investments.
Effective January 1, 2025, the Company adopted PBBD, including the related revisions of SSAP No. 26, Bonds, SSAP No. 43, Asset-Backed Securities, and other guidance issued in connection with PBBD. Adoption was applied prospectively and had immaterial impacts on the statutory financial statements. Accordingly, 2025 bond-related disclosures are presented under the PBBD framework, which classifies bonds as either issuer credit obligations or asset-backed securities. As the guidance is applied prospectively, 2024 disclosures reflect the prior classification methodology and have not been restated. See Note 2(c) for further information.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

b.
Cash and Invested Assets
Investment grade issuer credit obligations (ICO) and asset-backed securities (ABS) are generally reported in the statutory financial statements at amortized cost, except those with a NAIC designation of 6, which are generally reported at the lower of amortized cost or fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments obtained from independent sources. ABS follow the valuation and ratings in accordance with SSAP No. 43, Asset-backed Securities, and the Purposes and Procedures Manual of the NAIC Securities Valuation Office (SVO). Prior to 2025, valuations for ABS included anticipated prepayments at the date of purchase and were adjusted for updated prepayment information using the retrospective method. Effective January 1, 2025, the ABS values are adjusted using the prospective method.
SVO-identified fixed income exchange-traded funds (ETF) are classified as bonds and are reported either at fair value or amortized cost, depending on portfolio mandates. Any such investments purchased in portfolios managed on a total return basis are reported at fair value while investments purchased in portfolios that are managed to book yield targets are reported at amortized cost using a systematic value approach. The calculation of systematic value uses current underlying cash flows of the bond ETF (obtained from the issuing institution monthly) to determine monthly effective interest, which is then compared to each month's actual ETF distribution. Any difference between the most recent monthly effective interest calculation and the actual ETF distribution is the amount of amortization/accretion that is reflected in income and is used to adjust the book value of the investment. The Company does not own any SVO-identified investments that are reported using a different measurement method than that used in a prior reporting period or any that no longer qualify for the systematic value method.
Common stocks are generally reported in the statutory financial statements at fair value, which is based primarily on values published by independent pricing sources and quoted market prices.
Mortgage loans are generally carried at their aggregate unpaid principal balances, adjusted for unamortized premium or discount and net of a valuation allowance for estimated uncollectible amounts.
Policy loans represent amounts borrowed from the Company by life insurance policyholders, secured by the cash value of the related policies, and are reported at unpaid principal balance to the extent of the cash value of the policy. Policy loans have no stated maturity dates and are an integral part of the related insurance contract. The interest rate for policy loans on current issues in 2025, 2024, and 2023 was 7.5%.
Cash and cash equivalents represent cash and issuer credit obligation securities that have maturities of three months or less at purchase. Short-term investments represent issuer credit obligation securities that have maturities of between three months and one year at purchase. Money market mutual funds are classified as cash equivalents and are carried at fair value.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

The Company has contracted with a third-party banking institution (lending agent) to operate a securities lending program, which involves lending certain fixed income and equity securities to qualified borrowers in return for collateral in the form of approved securities (non-cash collateral). The Company maintains ownership of securities that are loaned out, and therefore, does not derecognize or otherwise reclassify such securities for reporting purposes. Non-cash collateral received from borrowers is not permitted by contract or custom to be sold or repledged and, as such, the Company does not recognize any related asset or liability balances. Since the Company only accepts non-cash collateral as part of its securities lending program, there is no effect to the statements of cash flows. See Note 2(f) for further information on the Company's securities lending program.
Other invested assets consist primarily of surplus notes, which are valued and accounted for under the same methods discussed in the first paragraph of this section regarding bonds.
Investment income is recognized when earned. Dividend income is recognized on the ex-dividend date. The Company nonadmits investment income due and accrued on bonds in or near default, and other amounts that are over 90 days past due with the exception of mortgage loans in default, which are excluded when 180 days or more past due. There was no investment income due and accrued that was nonadmitted as of December 31, 2025 and 2024. Realized gains and losses on sales of investments are determined on a specific identification basis and are recognized directly in the accompanying statutory statements of operations. Unrealized gains and losses resulting from changes in the fair value of common stocks, bond ETFs carried at fair value, and those bonds rated NAIC 6 are credited or charged to change in net unrealized capital gains (losses), a component of the Company’s unassigned surplus, net of deferred taxes. If there is a decline in an investment’s net realizable value that is other-than-temporary, the decline is recognized as a realized loss and the cost of the investment is reduced to either its present value of expected future cash flows or its fair value depending on security type.
c.
Fair Value Measurements
Financial assets and financial liabilities recorded on the statutory balance sheets at fair value are categorized based on the reliability of inputs to the valuation techniques as follows:
Level 1      Financial assets and financial liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2
Financial assets and financial liabilities whose values are based on the following:
Quoted prices for similar assets or liabilities in active markets;
Quoted prices for identical or similar assets or liabilities in non-active markets; or Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.
Level 3
Financial assets and financial liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs may reflect the Company’s estimates of the assumptions that market participants would use in valuing the financial assets and financial liabilities.
The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. In many instances, inputs used to measure fair value fall into different levels of the fair value hierarchy. In those instances, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is categorized is determined based on the lowest level of input that is significant to the fair value measurement in its entirety.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

 d.   Interest Maintenance and Asset Valuation Reserves
IMR and AVR are maintained in accordance with requirements prescribed by the NAIC. Under the IMR, realized investment gains and losses, net of tax, attributable to interest rate changes on short- and long-term fixed income investments are deferred and held in the IMR account. Such gains and losses are then amortized over the remaining original maturity of the investment sold; the amortization is reflected in the Company’s statutory statements of operations. When the IMR reserve is positive, the balance is recognized in other liabilities within the statutory balance sheets. Prior to 2023, any negative IMR balance was disallowed and ultimately recognized as a non-admitted asset, with changes in the disallowed balance credited or charged to unassigned surplus. Upon adoption of INT 23-01 in 2023, the Company admitted previously disallowed net negative IMR, limited to 10% of adjusted capital and surplus, through a cumulative effect adjustment to unassigned surplus of $42,281. Admitted amounts, including the current year change and cumulative effect adjustment, were reclassified to special surplus at December 31, 2025, 2024 and 2023, respectively. Fixed income investments generating IMR losses comply with the Company's documented investment management policies. The Company does not trade in derivatives and, therefore, there are no derivative gain/loss effects in IMR.
The following tables contain the relevant details related to negative IMR:

		2025
		General Account	Insulated Separate Account	Non-Insulated Separate Account
a.	Net negative (disallowed) IMR	$104,487	$—	$—
b.	Admitted negative (disallowed) IMR	41,980	—	—
c.	Adjusted capital and surplus	419,805	N/A	N/A
	Percentage of adjusted capital and surplus	10%	N/A	N/A

		2024
		General Account	Insulated Separate Account	Non-Insulated Separate Account
a.	Net negative (disallowed) IMR	$93,340	$—	$—
b.	Admitted negative (disallowed) IMR	38,657	—	—
c.	Adjusted capital and surplus	386,567	N/A	N/A
	Percentage of adjusted capital and surplus	10%	N/A	N/A
The AVR is a reserve designed to protect surplus against potential declines in value in the Company’s invested assets that are not related to interest rate changes. Changes in the AVR are charged or credited directly to unassigned surplus.
e.
Death and Annuity Benefit Payments
Benefit payments to policyholders and beneficiaries include death, surrender, and disability benefits, as well as matured endowments and payments on supplementary annuity contracts that include life contingencies. Benefit payments on supplementary annuity contracts without life contingencies are deposit-type contracts and excluded from benefits in the Company's statutory statements of operations. Benefit payments are reported net of ceded reinsurance recoveries.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

f.     Aggregate Reserves for Life and Deposit-Type Contracts
Aggregate reserves for life contracts are based on statutory methods, mortality and morbidity tables, and interest requirements, and make no provision for withdrawals. These reserves conform to the valuation laws of the State of Wisconsin.
Aggregate reserves for life contracts were determined using the following valuation standards as of December 31:

		% of Total Life Reserves
Mortality Table	Reserve Method	2025	2024

1958 CSO, 2-1/2%	Net level	1.7%	1.8%
1958 CSO, 2-1/2%	Modified net level	3.1	3.2
1958 CSO, 4-1/2%	Net level	11.8	12.1
1958 CSO, 5-1/2%	CRVM	0.9	0.9
1958 CSO, 6%	CRVM	1.5	1.7
1980 CSO, 4%	Modified net level	4.3	4.5
1980 CSO, 4%	CRVM	2.1	2.2
1980 CSO, 4-1/2%	Net level	2.5	2.5
1980 CSO, 4-1/2%	CRVM	20.7	21.4
1980 CSO, 5%	Net level	6.3	6.4
1980 CSO, 5%	CRVM	0.7	0.8
1980 CSO, 5-1/2%	CRVM	0.9	0.9
2001 CSO, 4%	CRVM	16.7	17.3
2001 CSO, 3.5%	CRVM	16.8	16.1
Other bases		10.0	8.2

		100.0%	100.0%
As of December 31, 2025, and 2024, respectively, the Company had 25,979 policies with $2,447,296 of insurance in force, and 34,179 policies with $2,931,905 of insurance in force for which the gross premiums are less than the net premium according to the standard valuation set by the State of Wisconsin. Reserves (net of reinsurance) for the excess of net premiums over gross premiums on these policies were $6,789 and $8,542 at December 31, 2025 and 2024, respectively.
Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC Annual Statement instructions. Traditional life, permanent, and term products use a formula that applies a weighted average interest rate to the mean average reserves.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

The following lists annuity actuarial reserves and deposit-type contract liabilities by withdrawal characteristics as of December 31:

2025
INDIVIDUAL ANNUITIES
		Separate
		Account	Separate
	General Account	with	Account
		Guarantees	Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	$—	$—	$—	$—	—%
At book value less surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	156,570	156,570	34.9

Total with adjustment or at fair value	—	—	156,570	156,570	34.9

At book value without adjustment (minimal or no charge or adjustment)	263,411	—	—	263,411	58.7
Not subject to discretionary withdrawal	28,524	—	—	28,524	6.4

Total (gross)	291,935	—	156,570	448,505	100.0%
Reinsurance ceded	253,517	—	—	253,517

Total (net)	$38,418	$—	$156,570	$194,988

Amount included book value less surrender charge above that will move to book value without adjustment for the first time within the year after the statement date	$—	$—	$—	$—

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

2025
DEPOSIT-TYPE CONTRACTS (no life contingencies)
Separate
		Account	Separate
	General Account	with	Account
		Guarantees	Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	$—	$—	$—	$—	—%
At book value less surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—

Total with adjustment or at fair value	—	—	—	—	—

At book value without adjustment (minimal or no charge or adjustment)	250,862	—	—	250,862	47.2
Not subject to discretionary withdrawal	280,523	—	—	280,523	52.8

Total (gross)	531,385	—	—	531,385	100.0%
Reinsurance ceded	—	—	—	—

Total (net)	$531,385	$—	$—	$531,385

Amount included book value less surrender charge above that will move to book value without adjustment for the first time within the year after the statement date	$—	$—	$—	$—

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

2024
INDIVIDUAL ANNUITIES
		Separate
		Account	Separate
	General Account	with	Account
		Guarantees	Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	$—	$—	$—	$—	—%
At book value less surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	147,084	147,084	32.6

Total with adjustment or at fair value	—	—	147,084	147,084	32.6

At book value without adjustment (minimal or no charge or adjustment)	275,013	—	—	275,013	60.8
Not subject to discretionary withdrawal	29,870	—	—	29,870	6.6

Total (gross)	304,883	—	147,084	451,967	100.0%
Reinsurance ceded	265,379	—	—	265,379

Total (net)	$39,504	$—	$147,084	$186,588

Amount included book value less surrender charge above that will move to book value without adjustment for the first time within the year after the statement date	$—	$—	$—	$—

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

2024
DEPOSIT-TYPE CONTRACTS (no life contingencies)
Separate
		Account	Separate
	General Account	with	Account
		Guarantees	Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	$—	$—	$—	$—	—%
At book value less surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—

Total with adjustment or at fair value	—	—	—	—	—

At book value without adjustment (minimal or no charge or adjustment)	253,926	—	—	253,926	46.5
Not subject to discretionary withdrawal	292,239	—	—	292,239	53.5

Total (gross)	546,165	—	—	546,165	100.0%
Reinsurance ceded	—	—	—	—

Total (net)	$546,165	$—	$—	$546,165

Amount included book value less surrender charge above that will move to book value without adjustment for the first time within the year after the statement date	$—	$—	$—	$—

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

           The following lists life actuarial reserves by withdrawal characteristics as of December 31:

2025
				Separate Account - Nonguaranteed
		General Account
	Account Value			Account Value
		Cash Value	Reserve		Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans

Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	—	—	—	—	—	—
Universal life with secondary guarantees	562,037	505,192	493,391	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	2,726,771	3,105,415	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	14,334	—	—	240,038
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal or no cash values

Term policies without cash value	—	—	615,834	—	—	—
Accidental death benefits	—	—	1,026	—	—	—
Disability - active lives	—	—	12,991	—	—	—
Disability - disabled lives	—	—	33,945	—	—	—
Miscellaneous reserves	—	—	64,547	—	—	—

Total (gross)	562,037	3,231,963	4,341,483	—	—	240,038
Reinsurance ceded	—	—	798,118	—	—	—

Total (net)	$562,037	$3,231,963	$3,543,365	$—	$—	$240,038

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

2024
				Separate Account - Nonguaranteed
		General Account
	Account Value			Account Value
		Cash Value	Reserve		Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans

Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	553,601	497,552	487,064	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	2,662,692	3,033,549	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	14,321	—	—	213,765
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal or no cash values

Term policies without cash value	—	—	606,529	—	—	—
Accidental death benefits	—	—	1,052	—	—	—
Disability - active lives	—	—	13,477	—	—	—
Disability - disabled lives	—	—	34,514	—	—	—
Miscellaneous reserves	—	—	65,108	—	—	—

Total (gross)	553,601	3,160,244	4,255,614	—	—	213,765
Reinsurance ceded	—	—	797,378	—	—	—

Total (net)	$553,601	$3,160,244	$3,458,236	$—	$—	$213,765

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

g.
Policyholders' Dividends Payable
For 2025 and 2024, approximately 71.5% and 74.5%, respectively, of the Company’s life contracts are considered participating policies (i.e., an insurance contract that may pay dividends to the policyholder). The amount of the dividend is determined annually and is based upon dividend scales approved by AFLIC’s Board of Directors. The policyholder dividends are accrued over the premium-paying periods of the contracts. The Company’s annual declaration includes a guarantee of a minimum aggregate amount of dividends to be paid to policyholders as a group in the subsequent year. Participating policyholders generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due, used to purchase additional insurance benefits, or left on deposit with the Company to accumulate interest. Dividends used by policyholders to purchase additional insurance benefits are reported as premiums in the statutory statements of operations. The portion of the Company’s earnings allocated as dividends is included in policyholders’ dividends payable.

h.
Intercompany Expense Allocation
The Company shares certain administrative, occupancy, marketing, and tax expenses with AFMICSI and other affiliated companies. Such expenses are allocated to the Company at cost in proportion to its estimated utilization. Allocation methods are refined periodically in light of current operations and resources utilized by the Company. Expenses allocated to the Company amounted to $141,700, $115,971, and $183,009 for 2025, 2024, and 2023, respectively.

i.
Life Premiums, Annuity Considerations, and Expense Recognition
Life insurance premiums and annuity considerations are generally recognized as income when received. Advance premiums represent amounts received prior to policy effective dates and are recognized as income on the policy’s anniversary date. Deposits on deposit-type contracts are recorded as a liability when received. Expenses are charged to operations as incurred.
Deferred and uncollected insurance premiums as of December 31 were as follows:

	2025			2024
	Gross	Net of Loading	Gross		Net of Loading

Ordinary new business	$9,116	$6	$8,972		$4
Ordinary renewal	43,903	34,765	37,656		29,658
Totals	$53,019	$34,771	$46,628		$29,662
Gross premium represents the amount of premium charged to the policyholders. The amount net of loading excludes the portion of the gross premium attributable to expenses and certain profitability objectives.

The Company annually evaluates whether a premium deficiency exists relating to long-duration contracts. Anticipated investment income is considered as part of this evaluation. The Company did not recognize a premium deficiency reserve as of December 31, 2025 and 2024.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

j.
Reinsurance
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of the benefits paid over such limits. This is accomplished primarily through cessions to reinsurers under excess of loss and coinsurance contracts. Estimated reinsurance recoverable is recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.
Amounts related to the Company's reinsurance program as of and for the years ended December 31 are summarized as follows:
	2025	2024	2023

Reserves ceded	$1,051,635	$1,062,757	$1,079,114
Premiums ceded	118,217	124,876	808,300
Commissions and expense allowances	31,827	36,430	65,457
Benefits on ceded claims	87,869	91,998	69,050
The Company's reinsurance reserve credits were concentrated among the following reinsurers as of December 31:
	2025	2024
Reinsurance Group of America, Incorporated (RGA)	75%	75%
SCOR Reinsurance Group	*	8%
Munich American Reassurance Company	7%	7%
Swiss RE Life & Health America Inc.	4%	4%
Kansas City Life Insurance Company (KCL)	3%	*
*Not a significant concentration for this year
Effective October 1, 2023, the Company entered into a reinsurance agreement with RGA to reinsure the majority of in-force universal life (UL) and deferred annuity (DA) product liabilities on a 100% coinsurance basis. The transaction resulted in a gain from reinsurance of $109,564, net of tax, which is deferred through aggregate write-ins for surplus and subsequently recognized into net income as earnings emerge on the reinsured block of business. The unamortized gain was $92,115 and $96,393 at December 31, 2025 and 2024, respectively.
Future expense allowances under the reinsurance agreement are not expected to be sufficient to cover anticipated allocable renewal expenses of the Company. Expense allowance reserves were recognized in other liabilities and reduced the deferred gain from reinsurance.
Total IMR of $65,141 was ceded to RGA as part of the transaction. This amount was recognized through taxes, licenses, fees, and other expenses on the statutory statement of operations, and reduced the deferred gain from reinsurance.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

The following summarizes other financial statement impacts of the initial recognition of this reinsurance transaction as of the effective date of October 1, 2023:
Reserves ceded	$780,697
Premiums ceded	722,330
Commissions and expense allowances, net	37,796
The Company cedes 100% of its variable universal life (VUL) and variable annuity (VA) business, which the Company no longer sells, under a 100% reinsurance agreement with KCL. Pursuant to this agreement, AFLIC transferred all of the net policy liabilities on the reinsured policies with the exception of the separate account liabilities which are retained by AFLIC under the modified coinsurance agreement relating to the separate accounts (see Note 8).
These ceded reinsurance transactions do not relieve the Company of its primary obligation to the policyholder.
Effective July 1, 2010, the Company assumed long-term care business from AFMICSI by way of a 100% quota share reinsurance agreement. The Company assumed reinsurance premiums of $5,651, $5,627, and $5,544 during 2025, 2024, and 2023, respectively, and $155,052 and $154,811 of reserves at December 31, 2025 and 2024, respectively, from AFMICSI under this agreement.

k.
Income Taxes
The Company files a consolidated federal income tax return with AFMICSI and affiliated companies, excluding Grain Dealers Mutual Insurance Company (GDMIC), Spring Valley Mutual Insurance Company (SVMIC), and Austin Mutual Insurance Company (AMIC).
The consolidated federal income tax is allocated to each member company in the following manner: Companies having tax profits on a separate return basis will incur federal tax expense based on separate return taxable incomes. Companies with tax losses on a separate return basis will be compensated (at the current federal tax rate) for the reduction in the consolidated tax liability resulting from losses. Such compensation shall come directly from profitable companies that utilize those tax losses to reduce taxable incomes. A loss company may have to repay this current year compensation back to the profitable company if the profitable company later incurs losses that, on a separate return basis, may be carried back to offset its current year income. The reduction of the consolidated tax liability due to tax credits shall be allocated to the individual companies producing such credits. Special additional taxes are similarly allocated to each member company.
The reporting of federal and foreign income taxes under STAT is similar to the reporting requirements under GAAP except for the following differences. Under STAT, the calculation of state income taxes incurred is limited to taxes due on the current year’s taxable income and any adjustments due to changes in prior year returns. Therefore, deferred state income taxes are not recognized. Under GAAP, there is a requirement to reduce the amount of DTAs by a valuation allowance if it is more likely than not that some portion of the DTA will not be realized. STAT requires that the gross DTAs be subject to an admissibility test which also includes the more likely than not valuation allowance. Under STAT, any changes in DTAs and DTLs are to be recognized as a separate component of the change in unassigned surplus. Therefore, changes in the DTAs and DTLs will not be included in current year income. This differs from GAAP, which recognizes the change in deferred taxes (deferred tax provision) as a component of the total tax provision (sum of federal current and deferred) that is included in other comprehensive income rather than as a direct adjustment to equity. The gross change in the DTA/DTL related to unrealized capital gains and losses is charged directly to surplus by netting against the unrealized capital gains and losses. The effect on deferred taxes of a change in tax rates is recognized as a component of the change in unassigned surplus in the period enacted for STAT purposes and is recognized in income as a component of income tax expense from continuing operations in the period of enactment for GAAP. Under STAT, state current income taxes are included as an underwriting expense while under GAAP they are part of income tax expense.
On July 4, 2025, the One Big Beautiful Bill Act (OBBBA) was signed into law. The provisions of the OBBBA did not have a material impact on the Company's financial statements.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

l.
Nonadmitted Assets
Certain assets designated as “nonadmitted assets,” primarily consisting of DTAs, disallowed negative IMR balance (see Note 1(d)), and an unaudited investment in a subsidiary, controlled, and affiliated (SCA) entity, have been excluded from the statutory balance sheets through a direct charge against unassigned surplus. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the statutory statements of changes in capital and surplus.

m.
Separate Accounts
Separate account assets include segregated funds invested by the Company, as designated by VUL and VA policy owners, in shares of mutual funds managed by outside fund managers offered as investment vehicles for American Family Variable Accounts I or II. Policy owners are the only persons having rights to any assets in the separate accounts or to income arising from such assets. The assets (investments) and liabilities (to policy owners) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are valued at fair value based on quoted market prices of the underlying funds, which are traded in non-active markets. The assets of the Variable Accounts will not be applied to the liabilities arising out of any other business conducted by the Company. The liabilities are equal to the amount due to the policy owner without a reduction for surrender charges. The net investment performance (investment income, gains, and losses) of these accounts is credited directly to the policy owners and, therefore, is not included in the Company’s net income (loss).
The separate account expense allowance represents the difference between the account value and the statutory reserve, and corresponds to the value of the surrender charges contained in the contract terms of the account. The expense allowance decreases over time as the surrender charge rates decline. The Company cedes all of its VUL and VA business under a 100% reinsurance agreement with KCL and thus carries no net expense allowance for the years ended December 31, 2025 and 2024 (see Note 1(j)).

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

n.  Statements of Cash Flows

Non-cash operating and investing activities for the years ended December 31 are summarized as follows:
	2025	2024	2023

Proceeds from bonds sold	$7,907	$460	$544,416
Proceeds from stocks sold (e.g., tax-free exchanges)	—	14,883	—
Cost of bonds acquired (e.g., tax-free exchanges)	—	15,343	2,040
Cost of other invested assets acquired	7,907	—	—
Non-cash related premiums	14,151	10,387	7,610
Non-cash related benefits and loss payments	10,465	11,607	10,533
Non-cash related dividends	14,151	10,387	7,610
Non-cash related investment type deposits	10,465	11,607	10,533
Non-cash related to reinsurance gain	7,246	10,963	2,207
Non-cash related to mortgage loans disposed	16	—	—
The 2023 proceeds from bonds sold include non-cash activity related to the RGA investment transfer in 2023, as described in Note 1(j), as well as tax-free exchanges. See Note 4 for non-cash investing and financing activities related to an in-kind distribution of mortgage loans.
o.
Subsequent Events
The Company has evaluated events subsequent to December 31, 2025, through February 24, 2026, the date these statutory financial statements were available to be issued. Based on this evaluation, no Type I or Type II events have occurred subsequent to December 31, 2025 that require disclosure or adjustment to the statutory financial statements at that date or for the year then ended.
2.
Financial Instruments
a.
 Fair Value of Financial Instruments
Fair value guidance establishes a hierarchy for inputs used in determining fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

Fair value is a market-based measure considered from the perspective of a market participant who owns an asset or owes a liability. Accordingly, when market observable data is not readily available, the Company’s own assumptions are set to reflect those that market participants would be presumed to use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from one level of the hierarchy to another.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

When available, the Company uses the market approach to estimate the fair value of its financial instruments, which is based on quoted prices that are readily and regularly available in active markets. Generally, these are the most liquid of the Company’s holdings and valuation of these securities does not involve management judgment. Matrix pricing and other similar techniques are other examples of the market approach. Matrix pricing values a particular security by utilizing the prices of securities with similar ratings, maturities, industry classifications, and/or coupons and interpolating among known values of these similar instruments to derive a price.
When quoted prices in active markets are not available, the Company uses the income approach, or a combination of the market and income approaches, to estimate the fair value of its financial instruments. The income approach involves using discounted cash flow and other standard valuation methodologies. The inputs in applying these market standard valuation methodologies include, but are not limited to, interest rates, benchmark yields, bid/ask spreads, dealer quotes, liquidity, term to maturity, estimated future cash flows, credit risk and default projections, collateral performance, deal and tranche attributes, and general market data.
The following valuation techniques and inputs were used to estimate the fair value of each class of significant financial instruments:
Level 1 Measurements
Level 1 fair values are based on unadjusted quoted prices for identical assets in active markets that the Company can access.
Bonds (including Issuer Credit Obligations): Comprised of U.S. Treasuries and SVO-identified fixed income ETFs.
Common Stocks: Comprised of actively traded, exchange listed U.S. equity securities, including ETFs.
Cash Equivalents: Comprised of actively traded money market funds.
Short-term Investments: Comprised of U.S. Treasuries.
Level 2 Measurements
Bonds (including Issuer Credit Obligations and Asset-backed Securities): The majority of the Company’s Level 2 fixed income securities are priced by leading, nationally recognized providers of market data and analytics. These securities are principally valued using the market and income approaches. When available, recent trades of identical or similar assets are used to price these securities. However, because many fixed income securities do not actively trade on a daily basis, pricing models are often used to determine security prices. The pricing models discount future cash flows at estimated market interest rates. These rates are derived by calculating the appropriate spreads over comparable U.S. Treasury securities based on credit quality, industry, and structure of the asset. Observable inputs used by the models include benchmark yields, bid/ask spreads, dealer quotes, liquidity, term-to-maturity, credit risk and default projections, collateral performance, deal and tranche attributes, and general market data. Inputs may vary depending on the type of security.
A small segment of Level 2 securities are priced internally using matrix pricing or through third-party vendors that specialize in difficult-to-price securities.
Common Stocks: Comprised of shares in Federal Home Loan Bank of Chicago (FHLBC) stock as discussed in Note 9. While not actively traded, the valuation for the FHLBC investment is perpetually quoted at $100 per share by the FHLBC.
Mortgage Loans: The fair value of mortgage loans is based upon discounted future cash flows using the current rate at which similar loans with comparable maturities would be made to borrowers with similar credit ratings.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

Policy Loans: Consist of policy loans carried at the outstanding principal balance, which approximates fair value.
Other Invested Assets: Comprised of non-bond debt securities that are valued using the same methods and assumptions as Level 2 bonds discussed above.
Separate Account Assets: Comprised of mutual funds traded in non-active markets that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.
Level 3 Measurements
Bonds (including Asset-backed Securities): Comprised of asset-backed securities (ABS) and residential mortgage-backed securities (RMBS) valued using trader-marked bid-side dollar prices and spreads to updated swaps curves from a third-party pricing vendor. Certain securities are valued using the mid-point of actual bid and ask market quotes from global and regional banks or from non-binding external sources where observable inputs are not readily available.
The following summarizes the Company’s financial assets and financial liabilities carried at fair value on a recurring basis as of December 31:

2025
	Quoted Prices in (Level 1) Active Markets for Identical Assets	Significant Other (Level 2) Observable Inputs	Significant (Level 3) Unobservable Inputs	Balance as of December 31, 2025
Financial assets
Bonds
Issuer credit obligations	$111,087	$—	$—	$111,087
Common stocks	123,784	10,891	—	134,675
Cash equivalents	72,196	—	—	72,196
Separate account assets	—	397,332	—	397,332

Total recurring basis assets	$307,067	$408,223	$—	$715,290

2024
	Quoted Prices in (Level 1) Active Markets for Identical Assets	Significant Other (Level 2) Observable Inputs	Significant (Level 3) Unobservable Inputs	Balance as of December 31, 2024
Financial assets
Bonds
SVO identified funds	$65,070	$—	$—	$65,070
Common stocks	71,398	11,256	—	82,654
Cash equivalents	101,170	—	—	101,170
Separate account assets	—	361,690	—	361,690

Total recurring basis assets	$237,638	$372,946	$—	$610,584
The Company held no Level 3 securities that were carried at fair value as of December 31, 2025 or 2024.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

The following summarizes the fair value and admitted assets of the Company’s financial instruments as of December 31:

2025
	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3

Bonds
Issuer credit obligations	$2,545,609	$2,683,821	$182,359	$2,363,250	$—
Asset-backed securities	1,162,151	1,180,308	—	1,159,910	2,241
Common stocks	134,675	134,675	123,784	10,891	—
Cash equivalents	72,196	72,196	72,196	—	—
Short-term investments	12,957	12,952	12,957	—	—
Mortgage loans	489,527	513,339	—	489,527	—
Policy loans	170,165	165,231	—	170,165	—
Other invested assets	9,351	10,355	—	9,351	—
Separate account assets	397,332	397,332	—	397,332	—

Total financial assets	$4,993,963	$5,170,209	$391,296	$4,600,426	$2,241

2024
	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3

Bonds	$3,495,993	$3,763,008	$118,335	$3,368,517	$9,141
Common stocks	82,654	82,654	71,398	11,256	—
Cash equivalents	101,170	101,170	101,170	—	—
Short-term investments	—	—	—	—	—
Mortgage loans	508,271	537,830	—	508,271	—
Policy loans	170,350	166,375	—	170,350	—
Other invested assets	—	—	—	—	—
Separate account assets	361,690	361,690	—	361,690	—

Total financial assets	$4,720,128	$5,012,727	$290,903	$4,420,084	$9,141

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

As part of its pricing procedures, the Company obtains quotes from leading providers of pricing data, and the Company’s internal pricing policy is to use consistent sources for individual securities based on security type in order to maintain the integrity of its valuation process. These primary quotes are validated on a quarterly basis via comparison to a secondary pricing source, which may include quotes received from a different third-party pricing data provider or recent trade activity obtained from online trading sites. In addition, investment managers may be consulted to corroborate prices received from outside sources based on their knowledge of market trends and activity. As necessary, the Company utilizes pricing services that specialize in difficult-to-value securities to price esoteric or illiquid securities. Material discrepancies between the primary and secondary sources are investigated, reconciled, and updated as warranted. This may involve challenging a price from the primary source if the Company determines the price provided does not meet expectations based on observed market, sector, or security trends and activity.
On an annual basis, the Company reviews quality control measures and data assumptions from its pricing sources to determine if any significant changes have occurred that may indicate issues or concerns regarding their evaluation or market coverage. In addition, an annual analysis is performed on a sample of securities to further validate the inputs, assumptions, and methodologies used by the primary source to price those securities.
During the course of the valuation process, if it is determined the material inputs used to price a security are unobservable, the Company will transfer that security to Level 3.
Structured Settlements
Fair values for structured settlements are based on the present value of expected payments using current crediting interest rates.
Fair Value
The fair values of the Company's significant financial instruments that are carried on the statutory balance sheets at a value other than fair value or are not disclosed on the face of the statutory balance sheets or elsewhere in the notes at December 31 are as follows:

	2025			2024
	Carrying Amount	Fair Value	Carrying Amount		Fair Value
Financial liabilities
Structured settlements	$24,984	$32,149	$27,643		$35,218

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

b.
Common Stocks
The aggregate cost, gross unrealized gains, gross unrealized losses, and fair value of common stocks at December 31 are as follows:
	2025	2024

Aggregate cost	$115,119	$76,323
Gross unrealized gains	19,556	6,331
Gross unrealized losses	—	—

Fair value	$134,675	$82,654
There were no common stocks in an unrealized loss position at December 31, 2025 or December 31, 2024.
There were no other-than-temporary impairments (OTTI) of common stocks during 2025, 2024, and 2023.
Proceeds from sales of stocks during 2025, 2024, and 2023 were $2,169, $2,420, and $63,107, respectively. Gross gains of $0, $0, and $9,107 and gross losses of $0, $0, and $14 were realized on those sales during 2025, 2024, and 2023, respectively.
The Company’s common stock investments consist primarily of ETFs and FHLB stock.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

c.
Bonds
The carrying value and fair value of long-term bonds at December 31 are as follows:

2025
Carrying Value	Gross Gains Unrealized	Gross Losses Unrealized	Fair Value
Description of Securities:
ICO:
U.S. government obligations (exempt from RBC) [1]	$58,870	$207	$(4,929)	$54,148
Other U.S. government obligations (not exempt from RBC)	7,731	—	(1,539)	6,192
Municipal bonds - general obligations (direct and guaranteed)	50,656	676	(1,775)	49,557
Municipal bonds - special revenue	160,816	1,428	(8,397)	153,847
Corporate bonds	2,245,678	14,473	(138,034)	2,122,117
Single entity backed obligations	15,486	63	(1,464)	14,085
SVO-identified bond exchange traded funds - fair value	111,087	—	—	111,087
SVO-identified bond exchange traded funds - systematic value	17,497	—	(373)	17,124
Bonds issued by funds representing operating entities	16,000	1,452	—	17,452

Total ICO	$2,683,821	$18,299	$(156,511)	$2,545,609

2025
Carrying Value	Gross Gains Unrealized	Gross Losses Unrealized	Fair Value
ABS:
Financial ABS - self liquidating
Agency RMBS - guaranteed (exempt from RBC) [1]	$3,536	$2	$(378)	$3,160
Agency CMBS - guaranteed (exempt from RBC) [1]	2,644	1	(305)	2,340
Agency RMBS - not/partially guaranteed (not exempt from RBC)	206,983	1,742	(8,668)	200,057
Non-agency RMBS	30,260	3	(4,899)	25,364
Non-agency CMBS	267,064	2,671	(7,274)	262,461
Non-agency - CLOs/CBOs/CDOs [1]	435,513	618	(133)	435,998
Other financial ABS - self-liquidating	113,931	1,122	(1,902)	113,151
Non-financial ABS - practical expedient
Lease-backed securities - practical expedient	52,856	1,554	(735)	53,675
Other non-financial ABS - practical expedient	58,380	288	(1,881)	56,787
Non-financial ABS - full analysis
Lease-backed securities - full analysis	4,141	123	(3)	4,261
Other non-financial ABS - full analysis	5,000	—	(103)	4,897

Total ABS	1,180,308	8,124	(26,281)	1,162,151

Total	$3,864,129	$26,423	$(182,792)	$3,707,760

[1]
 Risk Based Capital (RBC); Residential Mortgage-Backed Securities (RMBS); Commercial Mortgage-Backed Securities (CMBS); Collateralized Loan Obligation (CLO); Collateralized Bond Obligation (CBO); Collateralized Debt Obligation (CDO)

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

	2024
	Carrying Value	Gross Gains Unrealized	Gross Losses Unrealized	Fair Value
Description of Securities:
U.S. governments	$65,466	$69	$(6,498)	$59,037
States, territories and possessions	16,416	—	(400)	16,016
Political subdivisions of states, territories and possessions	36,037	16	(3,855)	32,198
Special revenue & special assessment	351,224	501	(27,969)	323,756
Industrial and miscellaneous unaffiliated	3,228,795	9,081	(237,960)	2,999,916
SVO identified funds	65,070	—	—	65,070

Total	$3,763,008	$9,667	$(276,682)	$3,495,993

The fair value and unrealized losses, categorized by bonds in loss positions for less than 12 months and bonds in loss positions for more than 12 months, at December 31 are as follows:

	2025
	Less than 12 Months			12 Months or More			Total
	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Description of Securities:
ICO	122	$492,127	$(9,907)	499	$1,245,886	$(146,604)	$1,738,013	$(156,511)
ABS	48	81,286	(196)	264	345,414	(26,085)	426,700	(26,281)
Total	170	$573,413	$(10,103)	763	$1,591,300	$(172,689)	$2,164,713	$(182,792)

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

	2024
	Less than 12 Months			12 Months or More			Total
	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Description of Securities:
U.S. governments	8	$21,004	$(250)	17	$23,214	$(6,248)	$44,218	$(6,498)
States, territories and possessions	6	12,545	(270)	3	3,471	(130)	16,016	(400)
Political subdivisions of states, territories and possessions	2	10,324	(11)	11	17,683	(3,844)	28,007	(3,855)
Special revenue & special assessment	53	117,036	(2,286)	169	167,282	(25,683)	284,318	(27,969)
Industrial and miscellaneous unaffiliated	275	866,591	(30,080)	601	1,379,531	(207,880)	2,246,122	(237,960)
SVO Identified funds	—	—	—	—	—	—	—	—
Total	344	$1,027,500	$(32,897)	801	$1,591,181	$(243,785)	$2,618,681	$(276,682)
If the Company has the intent to sell or will more likely than not be required to sell a bond prior to full recovery, the Company writes down the security to its current fair value with the entire write-down recognized as a realized investment loss in the statutory statements of operations. The Company recognized OTTI losses due to the intent to sell bonds totaling $359, $281, and $3,050 in 2025, 2024, and 2023, respectively.
If the Company does not have the intent to sell but a structured fixed income security is in an unrealized loss position, the Company determines if any of the decline in value is due to a credit-related loss (the present value of the expected future cash flows (PVCF) is less than amortized cost). Other-than-temporary, credit-related impairments are recognized as a realized investment loss in the statutory statements of operations when the PVCF is less than the amortized cost.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

The Company did not recognize any material credit-related impairments on structured securities in 2025, 2024 or 2023.
In determining whether losses on non-structured securities are expected to be temporary, the Company considers severity of impairment, duration of impairment, forecasted market price recovery and the intent and ability of the Company to hold the investment until the market price recovers or the investment matures to assist in determining if a potential credit loss exists. Additionally, the Company may rely on the details of settlements reached in bankruptcy proceedings or other restructurings to determine ultimate collectability of these investments.
Credit-related OTTI losses recorded on non-structured securities were $2,328, $3,260, and $6,665 in 2025, 2024, and 2023, respectively.
During 2025, 2024, and 2023, for its bond portfolio, the Company recorded total OTTI in realized capital losses in the statutory statements of operations of $2,687, $4,503, and $9,715, respectively. These amounts include impairments taken due to the intent to sell securities. The Company believes that all other declines in fair value related to bonds are temporary.
The carrying value and fair value of bonds, including short-term and cash equivalent bonds, at December 31, 2025, are shown below by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may exercise the right to call or prepay obligations with or without penalties. Because most mortgage-backed and asset-backed securities provide for periodic payments throughout their lives, they are listed in a separate category as follows:

	Carrying Value	Fair Value

Due in one year or less	$57,165	$57,050
Due after one year through five years	307,083	305,694
Due after five years through ten years	433,002	432,057
Due after ten years through twenty years	667,068	630,511
Due after twenty years	1,103,872	1,005,043
Asset-backed and other securities	1,308,891	1,290,362

Total	$3,877,081	$3,720,717
Proceeds from sales of long-term bonds during 2025, 2024, and 2023 were $767,641, $1,081,511, and $228,623, respectively. Gross gains of $6,468, $8,439, and $2,977 and gross losses of $32,294, $63,456, and $86,914 were realized on those sales for 2025, 2024, and 2023, respectively, before transfer to the IMR account. The basis of the securities sold was determined using specific identification.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

At December 31, 2025 and 2024, respectively, investments with an amortized cost of $5,454 and $5,371 were on deposit with various regulatory authorities to comply with insurance laws.

d.
Net Investment Income
Net investment income for the years ended December 31 is summarized as follows:

	2025	2024	2023

Bonds	$185,214	$175,406	$195,997
Mortgage loans	22,591	25,780	27,533
Policy loans	12,448	12,349	12,215
Other	6,644	7,827	6,327

Total investment income	226,897	221,362	242,072
Investment expenses	(10,240)	(9,539)	(10,316)

Net investment income	$216,657	$211,823	$231,756

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

e.
Mortgage Loans
The minimum and maximum lending rates for commercial mortgage loans issued during 2025 ranged from 5.78% to 6.57%. The lending rate for commercial mortgage loans issued during 2024 was 6.53%. During 2025 and 2024, the Company did not reduce interest rates on outstanding mortgage loans.
Mortgage loans of the Company are invested primarily in office, retail, and industrial properties and are reported and measured at their aggregate unpaid principal balances, adjusted for unamortized premium or discount and net of a valuation allowance for estimated uncollectible amounts. Fire and extended coverage insurance is required on all properties. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages did not exceed 65%.
Significant concentrations of mortgage loans exist in the following geographic regions, as defined by the U.S. Census Bureau, include the following as of December 31:
	2025	2024

South	$271,567	$283,775
West	164,417	165,525
Midwest	54,242	59,298
Northeast	*	29,232
*Not a significant concentration for this year

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

In addition, significant concentrations of mortgage loans by state include the following as of December 31:
	2025	2024

Texas	$93,986	$97,760
California	89,745	77,698
Georgia	63,061	61,110
Michigan	42,935	46,381
Virginia	39,674	46,175
Arizona	30,250	26,540
South Carolina	27,340	26,555
*Not a significant concentration for this year
The Company considers any loan that is one or more days delinquent to be past due. At December 31, 2025 and 2024, the Company had no past due commercial mortgage loans. There were no impairments of loans during 2025 and 2024. As of December 31, 2025 and 2024, all loans in the portfolio were in good standing, with no loans having been significantly modified or restructured.
A loan is considered to be in good standing if all payments are current. When reviewing loans for impairment and making the determination to increase the valuation allowance or to charge off a loan, the Company individually monitors and analyzes loans and does not utilize portfolio segments or classes for monitoring purposes. The Company considers delinquency or default of payments, the mortgage loan unpaid principal balance as a percent of the fair value of the mortgage loan collateral, present value of expected payments compared to the current carrying value of the mortgage, current rent rolls of the property, financial condition of major tenants, and local economic conditions that would impact individual loans when reviewing potential loan impairment.
If analysis of any of these factors suggests the ability of the borrower to make future payments may be compromised or if the loan is delinquent in its payments by fewer than 90 days, the loan is added to the Company’s watchlist. A watchlist loan has developed negative characteristics or trends in the impairment indicators discussed above, but has not yet met the criteria of a non-performing loan. Specific examples of such watchlist indicators may include loss of a major tenant or delinquency of property tax payments. Watchlist loans are monitored closely by the Company for indications of possible default, and an allowance may be established if ultimate collectability of the full principal amount becomes uncertain. If a loan is 90 days or more past due or is in the process of foreclosure, the loan is reclassified as non-performing. Non-performing loans are reserved to an amount equal to the expected potential principal loss and are reviewed in detail to determine whether an impairment or charge-off is necessary. Charge-offs are recorded when principal loss is imminent and the amount is readily determinable.
The Company had $513,339 and $537,830 of loans outstanding as of December 31, 2025 and 2024, respectively, of which $24,403 and $21,856 were on the watchlist. There were no non-performing loans held as of December 31, 2025 and 2024. There were no charge-offs recognized in the mortgage loan portfolio in 2025, 2024, and 2023.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

The Company measures and assesses the credit quality of mortgage loans by using loan to value and debt service coverage ratios. The loan to value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. Fair values are typically determined based on an appraisal of the property. Unless a more recent appraisal has been completed, the fair value is based on the appraisal at loan origination. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios are updated and evaluated at least annually.
Loan to value and debt service coverage ratios were as follows for outstanding loans at December 31:

	2025			2024
Loan to value	Amortized Cost	Average Debt Service Coverage Ratio	Amortized Cost		Average Debt Service Coverage Ratio

Less than 65%	$500,664	2.58	$537,830		2.52
65% to 74%	12,675	1.78	—		—
75% to 100%	—	—	—		—

Total mortgage loans	$513,339	2.58	$537,830		2.52
The Company did not carry a valuation allowance for credit losses on mortgage loans as of December 31, 2025 and 2024. Changes in the valuation allowance, when applicable, are recognized through net investment income.
Commercial mortgage loans are placed on nonaccrual status after a default notice has been issued and the borrower has failed to cure the defect in a reasonable amount of time. Once a loan reaches nonaccrual status any accrued interest income is derecognized and future accrual of interest is suspended until the loan is made current. If the ultimate collectability of principal, either in whole or in part, is in doubt, any payment received on a nonaccrual loan shall first be applied to reduce principal to the extent necessary to eliminate such doubt. There were no loans in nonaccrual status at December 31, 2025 or 2024.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

f.
Securities Lending
The Company participates in a securities lending program to generate additional net investment income related to its portfolio of invested assets. As part of its securities lending agreements, the Company requires as collateral a minimum of 102% of the fair value of securities loaned at the outset of the contract. The Company and its lending agent monitor the market value of securities loaned on a daily basis and obtain additional collateral as necessary under the terms of the agreements to mitigate counterparty credit risk. All securities lending agreements have no contractual end date, and as such are deemed to be "open" or "overnight" agreements. The Company maintains the right and ability to repossess the securities loaned on short notice.
As of December 31, 2025 and 2024, the Company participates solely in securities lending versus non-cash collateral. As such, no reinvested cash collateral is recognized in the statutory balance sheets. See Note 1(a) for further information on the Company's securities lending program.
The following table summarizes the value of securities on loan and the amount of collateral received in return as of December 31:

	2025			2024
	Market Value of Securities Loaned	Market Value of Non-Cash Collateral	Market Value of Securities Loaned		Market Value of Non-Cash Collateral

Securities loaned vs. non-cash collateral	$37,505	$39,142	$6,944		$7,565

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

3.
Income Taxes
The components of the net deferred tax assets (liabilities) at December 31 are as follows:

		2025				2024
		Ordinary	Capital	Total	Ordinary	Capital	Total

(a)	Gross deferred tax assets (DTAs)	$102,480	$6,101	$108,581	$98,901	$6,844	$105,745
(b)	Statutory valuation allowance adjustment	—	—	—	—	—	—

(c)	Adjusted gross deferred tax assets ((a) - (b))	102,480	6,101	108,581	98,901	6,844	105,745
(d)	Deferred tax assets nonadmitted	70,817	—	70,817	67,807	2,381	70,188

(e)	Subtotal (net deferred tax assets) ((c) - (d))	31,663	6,101	37,764	31,094	4,463	35,557
(f)	Gross deferred tax liabilities (DTLs)	2,284	4,294	6,578	2,423	1,407	3,830

(g)	Net admitted deferred tax assets ((e) - (f))	$29,379	$1,807	$31,186	$28,671	$3,056	$31,727

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

		2025				2024
		Ordinary	Capital	Total	Ordinary	Capital	Total
(a)	Federal income taxes paid in prior years
	recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax asset from 2a above) after application of the threshold limitation (the lesser of 2b1 and 2b2 below)	27,655	3,531	31,186	28,671	3,056	31,727
	b1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	27,655	3,531	31,186	28,671	3,056	31,727
	b2. Adjusted gross deferred tax assets allowed per limitation threshold	XXXXX	XXXXX	71,819	XXXXX	XXXXX	62,561
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2a and 2b above) offset by gross deferred tax liabilities	4,008	2,570	6,578	2,423	1,407	3,830
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total (a + b + c)	$31,663	$6,101	$37,764	$31,094	$4,463	$35,557

		2025	2024
(a)	Ratio percentage used to determine recovery period and threshold limitation amount	893%	853%
(b)	Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in b2 above	$540,594	$464,628

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

	2025			2024
	Ordinary	Capital	Ordinary		Capital
Impact of tax planning strategies
(a) Determination of adj. gross def. tax assets & net admitted def. tax assets by tax character as a %
1. Adj. gross DTAs amount from Note 9A1( c)	$102,480	$6,101	$98,901		$6,844
2. % of Adj. gross DTAs by tax character attrib. to the impact of tax planning strategies	—%	—%	—%		—%
3. Net admitted adj. gross DTAs amt from Note 9A1( e)	$31,663	$6,101	$31,094		$4,463
4. % of Net admitted adj. gross DTAs by tax character admitted because of the impact of tax planning strategies	—%	—%	—%		—%

(b) Does the Company's tax-planning strategies include the use of reinsurance?	[ ] Yes	[ X] No	[ ] Yes		[ X] No

The components of current income tax expense (benefit) are as follows for the years ended December 31:
	2025	2024	2023
Current income tax
Federal	$24,312	$29,142	$64,859
Federal income tax on net capital gains	(5,346)	(29,272)	—

Total	$18,966	$(130)	$64,859

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

The main components of the net DTAs and DTLs as of December 31 are as follows:

	2025	2024
DTAs
Ordinary
Policyholder reserves	$50,770	$51,582
Deferred acquisition costs	46,439	42,049
Policyholder dividends accrual	2,667	2,809
Compensation and benefits accrual	442	482
Receivables - nonadmitted	2,162	1,979

Subtotal	102,480	98,901

Nonadmitted	70,817	67,807

Admitted ordinary deferred tax assets	31,663	31,094

Capital:
Investments	6,101	6,844
Net capital loss carry-forward	—	—

Subtotal	6,101	6,844
Nonadmitted	—	2,381

Admitted capital deferred tax assets	6,101	4,463

Admitted deferred tax assets	$37,764	$35,557

2025	2024
DTLs
Ordinary
Investments	$2,284	$2,423
Policyholder reserves	—	—

Subtotal	2,284	2,423

Capital
Investments	4,294	1,407

Subtotal	4,294	1,407

Deferred tax liabilities	6,578	3,830

Net deferred tax assets/liabilities	$31,186	$31,727

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

The components of the change in net deferred tax as of December 31 are as follows:
	2025	2024	Change

Adjusted gross DTAs	$108,581	$105,745	$2,836
Total DTLs	(6,578)	(3,830)	(2,748)

Net DTAs (DTLs)	$102,003	$101,915	88
Tax effect of unrealized (gains) losses			3,083

Change in net deferred tax			$3,171

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

The actual federal income tax expense (benefit) on operations for 2025, 2024, and 2023 differed from expected tax expense (benefit) as follows:

		2025			2024			2023
		Tax Effect	Effective		Tax Effect	Effective		Tax Effect	Effective
	Amount	at 21%	Tax Rate	Amount	at 21%	Tax Rate	Amount	at 21%	Tax Rate

Income (loss) before taxes	$101,504			$129,857			$169,165
Remove tax reclass from surplus to income	—			—			(36,350)
Realized gains (losses)	(980)			(4,370)			8,526
Income (loss) before taxes (including realized gains (losses))	100,524	$21,110	21.0%	125,487	$26,352	21.0%	141,341	$29,682	21.0%
Dividends received deduction	(2,362)	(496)	—	(1,914)	(402)	—	(1,822)	(383)	—
Surplus adjustment - gain on reinsurance	(8,334)	(1,750)	(2.0)	(12,062)	(2,533)	(2.0)	149,035	31,297	22.0
Deferred Intercompany Gains Recognized	2,023	425	1.0	—	—	—	—	—	—
Lobbying expenses	15	4	—	9	2	—	21	4	—
IMR amortization	10,603	2,227	2.0	9,201	1,932	2.0	6,438	1,352	1.0
Nonadmitted assets	1,316	276	—	(917)	(193)	—	(254)	(53)	—
Deferred tax balance and audit corrections	(2,032)	(427)	—	(281)	(59)	—	(1,763)	(370)	—
Prior year permanent items	—	208	—	—	—	—	—	(23)	—
IMR capital gains	(27,532)	(5,782)	(6.0)	(64,738)	(13,595)	(11.0)	(29,611)	(6,218)	(5.0)

Taxable income (loss)	$74,221	$15,795	16.0%	$54,785	$11,504	10.0%	$263,385	$55,288	39.0%

Current income tax expense (benefit)		$18,966	19.0%		$(130)	—%		$64,859	46.0%
Change in net deferred tax (excluding change related to unrealized appreciation of investments)		(3,171)	(3.0)		11,634	10.0		(9,571)	(7.0)

Total statutory income taxes		$15,795	16.0%		$11,504	10.0%		$55,288	39.0%

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

There were no income tax expenses incurred in the current and prior years that are available for recoupment in the event of future net losses.

The guidance for accounting for uncertainty in income taxes prescribes a minimum recognition threshold a tax position is required to meet before being recognized in the statutory financial statements. The Company does not expect to have a significant change in unrecognized tax benefits in the next twelve months.
The examinations of the Company’s consolidated federal income tax returns for the years 2018 through 2021, and 2014 and prior are closed, with the exception of one item impacting 2019 through 2021. The consolidated group filed a claim in September 2023 to carry back losses generated in 2022 to 2019 through 2021. The years 2015 through 2017 and 2022 through 2024 remain open under the Internal Revenue Service (IRS) statute of limitations. AFMICSI and its subsidiaries are currently under federal audit for tax years 2015 through 2017.
Under the Inflation Reduction Act, certain corporations are subject to a 15% corporate alternative minimum tax (CAMT). The Company does not meet the threshold to be an “applicable corporation” for the years ended December 31, 2025 and 2024; therefore, the Company is a “nonapplicable reporting entity” for CAMT purposes for the years ended December 31, 2025 and 2024.
4.
Related Party Transactions
The Company has issued certain annuities to AFMICSI. The carrying value of all such annuities is approximately $24,984 and $27,643 at December 31, 2025 and 2024, respectively.
As of December 31, 2025 and 2024, the Company recognized a payable of $4,348 and $40,568, respectively, due to affiliates, none of which is income taxes due. Terms of the settlement require that these amounts be settled within 90 days. These balances arise from the intercompany expense allocations described in Note 1(h).
The Company made no distributions to AmFam, Inc. in 2025. The Company distributed cash of $11,561, and $170,000 to AmFam, Inc. in 2024 and 2023, respectively, for enterprise capital and cash management purposes.
In June 2024, the Company made an in-kind extraordinary dividend to AmFam, Inc., consisting of mortgage loans with fair values of $118,437, for capital management purposes. The Company received approval from the Wisconsin Office of the Commissioner of Insurance in advance of payment.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

5.
Employee Benefit Plans
AFMICSI sponsors a qualified contributory 401(k) plan, a non-contributory qualified pension plan, and certain health care and life insurance benefit plans covering employees of AFMICSI and other enterprise subsidiaries. Employees of AFMICSI and its subsidiaries are eligible to participate in these plans in accordance with their respective terms.
Contributions to the 401(k) plan are made each payroll period based on a defined matching formula. Pension benefits are funded in accordance with applicable IRS requirements, and benefit restrictions under the Pension Protection Act of 2006 did not apply during 2025, 2024, and 2023 due to the funded status of the plan.
Employee benefit expenses related to these plans, including retirement, health care, and life insurance, as well as compensated absences and other postemployment benefits, are allocated to the Company based on direct written premium percentages. Amounts allocated to the Company were not material to the financial statements for the years ended December 31, 2025, 2024, and 2023.
6.
Capital and Surplus and Shareholder’s Dividend Restrictions
The apportionment of unassigned surplus between participating policyholders and the shareholder was assigned as follows:
Unassigned surplus held for the benefit of policyholders at December 31, 2025 and 2024 totaled $0 while unassigned surplus held for the benefit of the shareholder was $439,297 and $381,446 at December 31, 2025 and 2024, respectively.
The unassigned surplus held for the benefit of the shareholder as of December 31, 2025, has been contributed to the product lines of the Company as follows: $157,571 to participating products and $70,449 to non-participating products. The remaining unassigned surplus held for the benefit of the shareholder of $211,277 is held in a stockholder surplus account.
The unassigned surplus held for the benefit of the shareholder as of December 31, 2024, was contributed to the product lines of the Company as follows: $164,021 to participating products and $86,516 to non-participating products. The remaining unassigned surplus held for the benefit of the shareholder of $130,909 is held in a stockholder surplus account.
The portion of unassigned funds (surplus) represented or (reduced) by each item below at December 31, is as follows:
	2025	2024

Unrealized gains (losses)	$19,982	$5,299
Nonadmitted assets	(153,028)	(145,890)
Asset valuation reserves	(52,454)	(37,465)
In 2025, 2024, and 2023, the Company paid extraordinary dividends of $0, $129,998, and $170,000, respectively, to AmFam, Inc. The Company received approval from the Wisconsin Office of the Commissioner of Insurance in advance of payment. There were no ordinary dividends paid in either 2025, 2024, or 2023.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

7.
Commitments and Contingencies
The Company is contingently liable for cessions to reinsurers to the extent that any reinsurer might be unable to meet its obligations assumed under the various reinsurance contracts.
The Company is at times involved in lawsuits which are related to operations. In most cases, such lawsuits involve claims under insurance policies and other contracts of the Company. Such lawsuits, either individually or in the aggregate, are not expected to have a material effect on the Company’s statutory financial statements.
The Company is liable for mandatory assessments that are levied by the life & health guaranty fund associations of states in which the Company is licensed. These assessments are to cover losses to policyholders of insolvent or rehabilitated insurance companies.
8.
Separate Accounts
The separate accounts held by the Company relate to VUL and VA products, which do not contain any guarantee of minimum returns. There were no securities lending transactions, repurchase or reverse repurchase agreements, or asset transfers not reflected as sales in exchange for cash in the separate accounts in 2025 or 2024. See Note 1(m) for further information on the Company's separate accounts.
Information regarding the non-guaranteed separate accounts of the Company as of December 31 is as follows:
	2025	2024

Premiums, considerations, or deposits	$11,598	$12,258

Reserves
For accounts with assets at fair value	$396,608	$360,849

Total reserves	396,608	360,849

By withdrawal characteristics:
At fair value	396,608	360,849

Total reserves	$396,608	$360,849

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

Reconciliation of Net Transfers to (from) Separate Accounts
Transfers as reported in the statutory statements of operations are as follows for the years ended December 31:
	2025	2024	2023

Transfers to separate accounts	$11,598	$12,258	$12,958
Transfers from separate accounts	(35,419)	(39,442)	(29,774)
Reinsurance ceded transfers	23,821	27,184	16,816

Net transfers to (from) separate accounts	$—	$—	$—
The reinsurance ceded transfers pertain to the VUL and VA reinsurance agreement with KCL, as disclosed in Note 1(j).
9.
Debt
The Company is a member of the FHLBC, and through its membership, the Company has access to collateralized advances. In its statutory balance sheets, the Company presents the liability for advances taken based on use of the funds, with advances for general corporate purposes presented in other liabilities and advances to earn incremental investment income (i.e., funding agreements) presented in liability for deposit-type contracts.
The Company had no borrowings from FHLBC for general corporate purposes as of the years ended December 31, 2025 and 2024.
Total obligations outstanding under funding agreements were $242,012 and $250,133, and total reserves established were $243,501 and $251,758 for the years ended December 31, 2025 and 2024, respectively. See Note 1(f) for further information on deposit-type contract liabilities.
All advances are fully-collateralized with stock and qualified securities. The shares in FHLBC stock are considered Class B shares not eligible for redemption and are recorded as common stock in the statutory balance sheets.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2025, 2024, and 2023
(in thousands of dollars)

The following summarizes general account FHLBC capital stock balances as of December 31:
(in thousands of dollars, except share amounts)	2025	2024

Shares outstanding	108,905	112,560

Membership stock - Class B	$902	$885
Activity stock	9,989	10,371
Excess stock	—	—
Aggregate total - carrying value	10,891	11,256
Actual or estimated maximum borrowing capacity	242,012	250,133
Collateral pledged - fair value	316,568	296,402
Collateral pledged - carrying value	330,701	322,323
Borrowing capacity at December 31 is calculated as the carrying value of specific lots of FHLBC stock multiplied by 22 as the Company holds 22-1 stock. The Company has borrowing capacity net of outstanding advances of $0 as of December 31, 2025 and 2024.

SUPPLEMENTAL INFORMATION

American Family Life Insurance Company
Supplemental Schedule of Assets and Liabilities
December 31, 2025	Schedule I
(in thousands of dollars)

Investment income earned
Government bonds	$2,245	Common stocks - market value	$134,675
Other bonds (unaffiliated)	182,969	Short-term investments - book value	12,952
Bonds of affiliates	—	Real estate	—
Common stocks (unaffiliated)	2,091	Cash on deposit	(1,294)
Mortgage loans	22,591	Cash equivalents	72,196
Real estate	—	Life insurance in force
Premium notes, policy loans, and liens	12,448	Ordinary	111,396,454
Short-term investments	4,066	Credit life	—
Other invested assets	391	Group life	4,345,806
Aggregate write-ins for investment income	96
Gross investment income	$226,897	Amount of accidental death insurance in force under ordinary policies	435,748

Mortgage loans - book value		Life insurance policies with disability provisions in force
Residential mortgages	$—	Ordinary	24,252,362
Commercial mortgages	513,339
		Supplemental contracts in force
Total mortgages	$513,339	Ordinary - not involving life contingencies
		Amount on deposit	20,945
Mortgage loans - book value		Income payable	4,236
Good standing	$513,339
Good standing with restructured terms	—	Ordinary - involving life contingencies
In the process of foreclosure	—	Amount on deposit	10,685
		Income payable	1,227
Total mortgages	$513,339
		Annuities
Bonds and short-term investments by		Ordinary:
Maturity - statement value		Deferred - fully paid account balance	31,678
Due within one year or less	$203,061	Deferred - not fully paid account balance	206,204
Over 1 year through 5 years	782,521
Over 5 years through 10 years	1,064,707	Deposit funds and dividend accumulations
Over 10 years through 20 years	624,125	Deposit funds - account balance	6,667
Over 20 years	1,074,083	Dividend accumulations - account balance	215,271
No maturity date	128,584
		Claim payments 2025
Total by maturity	$3,877,081	Other coverages that use developmental
		methods to calculate claims reserves
Bonds and short-term investments by class - statement value		2025	—
Class 1	$2,569,098	2024	—
Class 2	1,192,125	2023	—
Class 3	1,698	2022	—
Class 4	111,087	2021	—
Class 5	3,073	2020	—
Class 6	—	Prior	—
Total by class	$3,877,081

Total bonds and short-term investments publicly traded	$2,372,248
Total bonds and short-term investments privately placed	1,504,833
Total public and private	$3,877,081

American Family Life Insurance Company
Supplemental Summary Investment Schedule
December 31, 2025	Schedule II
(in thousands of dollars)

			Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
			1	2	3	4	5	6
			Amount	Percentage of Column 1 Line 14	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 14
1	Issuer credit obligations
	1.01	U.S. government obligations	$ 58,870	1.23%	$ 58,870	$ —	$ 58,870	1.23%
	1.02	Other U.S. government obligations	7,731	0.16	7,731	—	7,731	0.16
	1.03	Non-U.S. sovereign jurisdiction securities	—	—	—	—	—	—
	1.04	Municipal bonds - general obligations (direct & guaranteed)	50,656	1.06	50,656	—	50,656	1.06
	1.05	Municipal bonds - special revenue	160,816	3.36	160,816	—	160,816	3.37
	1.06	Project finance bonds issued by operating entities	—	—	—	—	—	—
	1.07	Corporate bonds	2,245,678	46.92	2,245,678	—	2,245,678	47.06
	1.08	Mandatory convertible bonds	—	—	—	—	—	—
	1.09	Single entity backed obligations	15,486	0.32	15,486	—	15,486	0.32
	1.10	SVO-Identified bond exchange traded funds - fair value	111,087	2.32	111,087	—	111,087	2.33
	1.11	SVO-Identified bond exchange traded funds - systematic value	17,497	0.37	17,497	—	17,497	0.37
	1.12	Bonds issued by funds representing operating entities	16,000	0.33	16,000	—	16,000	0.34
	1.13	Bank loans - issued	—	—	—	—	—	—
	1.14	Bank loans - acquired	—	—	—	—	—	—
	1.15	Mortgage loans that qualify as SVO-Identified credit tenant loans	—	—	—	—	—	—
	1.16	Certificates of deposit	—	—	—	—	—	—
	1.17	Other issuer credit obligations	—	—	—	—	—	—
	1.18	Total issuer credit obligations	2,683,821	56.08	2,683,821	—	2,683,821	56.24
2	Asset-backed securities
	2.01	Financial asset-backed securities - self-liquidating	1,059,931	22.15	1,059,931	—	1,059,931	22.21
	2.02	Financial asset-backed securities - not self-liquidating	—	—	—	—	—	—
	2.03	Non-financial asset-backed securities	120,377	2.52	120,377	—	120,377	2.52
	2.04	Total asset-backed securities	1,180,308	24.66	1,180,308	—	1,180,308	24.74
3	Preferred stocks
	3.01	Industrial and miscellaneous (Unaffiliated)	—	—	—	—	—	—
	3.02	Parent, subsidiaries, and affiliates	—	—	—	—	—	—
	3.03	Total preferred stocks	—	—	—	—	—	—
4	Common stocks
	4.01	Industrial and miscellaneous Publicly traded (Unaffiliated)	16,942	0.35	16,942	—	16,942	0.36
	4.02	Industrial and miscellaneous Other (Unaffiliated)	—	—	—	—	—	—
	4.03	Parent, subsidiaries and affiliates Publicly traded	—	—	—	—	—	—
	4.04	Parent, subsidiaries and affiliates Other	—	—	—	—	—	—
	4.05	Mutual funds	—	—	—	—	—	—
	4.06	Unit investment trusts	—	—	—	—	—	—
	4.07	Closed-end funds	—	—	—	—	—	—
	4.08	Exchange traded funds	117,733	2.46	117,733	—	117,733	2.47
	4.09	Total common stocks	134,675	2.81	134,675	—	134,675	2.82
5	Mortgage loans
	5.01	Farm mortgages	$ —	— %	$ —	$ —	$ —	— %
	5.02	Residential mortgages	—	—	—	—	—	—
	5.03	Commercial mortgages	513,339	10.73	513,339	—	513,339	10.76
	5.04	Mezzanine real estate loans	—	—	—	—	—	—
	5.05	Total valuation allowance	—	—	—	—	—	—
	5.06	Total mortgage loans	513,339	10.73	513,339	—	513,339	10.76
6	Real estate
	6.01	Properties occupied by company	—	—	—	—	—	—
	6.02	Properties held for production of income	—	—	—	—	—	—
	6.03	Properties held for sale	—	—	—	—	—	—
	6.04	Total real estate	—	—	—	—	—	—
7	Cash, cash equivalents and short-term investments
	7.01	Cash	(1,294)	(0.03)	(1,294)	—	(1,294)	(0.03)
	7.02	Cash equivalents	72,196	1.51	72,196	—	72,196	1.51
	7.03	Short-term investments	12,952	0.27	12,952	—	12,952	0.27
	7.04	Total cash, cash equivalents and short-term investments	83,854	1.75	83,854	—	83,854	1.76
8	Contract loans		170,165	3.56	165,231	—	165,231	3.46
9	Derivatives		—	—	—	—	—	—
10	Other invested assets		19,761	0.41	10,355	—	10,355	0.22
11	Receivables for securities		116	—	117	—	117	—
12	Securities lending		—	—	—	XXX	XXX	XXX
13	Aggregate write-ins for invested assets		—	—	—	—	—	—
14	Total invested assets		$ 4,786,039	100.00%	$ 4,771,700	$ —	$ 4,771,700	100.00%

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2025	Schedule III
(in thousands of dollars)

1.	Reporting entity's total admitted assets as reported on Page 2 of this annual statement.				$ 4,925,692

2.	Ten largest exposures to a single issuer/borrower/investment.

		1	2	3	4
		Issuer	Description of Exposure	Amount	Percentage Admitted Assets of Total

	2.01	Federal National Mortgage Association	CMO, MBS	$ 122,652	2.490%
	2.02	Federal Home Loan Mortgage Corporation	ABS, CMO, MBS	84,347	1.712
	2.03	Wells Fargo & Company	Bonds, Common Stock	46,320	0.940
	2.04	Bank of America Corporation	Bonds, Common Stock	45,564	0.925
	2.05	JPMorgan Chase & Co.	Bonds, Common Stock	45,446	0.923
	2.06	Citigroup Inc.	Bonds, Common Stock	32,091	0.652
	2.07	HSBC Holdings plc	Bonds	30,605	0.621
	2.08	UnitedHealth Group Incorporated	Bonds, Common Stock	28,137	0.571
	2.09	Oracle Corp.	Bonds, Common Stock	26,487	0.538
	2.10	Duke Energy Corporation	Bonds, Common Stock	26,053	0.529

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

		Bonds	1	2		Preferred Stocks	3	4

	3.01	NAIC-1	$ 2,569,098	52.157%	3.07	NAIC-1	$ —	— %
	3.02	NAIC-2	1,192,125	24.202	3.08	NAIC-2	—	—
	3.03	NAIC-3	1,698	0.034	3.09	NAIC-3	—	—
	3.04	NAIC-4	111,087	2.255	3.10	NAIC-4	—	—
	3.05	NAIC-5	3,073	0.062	3.11	NAIC-5	—	—
	3.06	NAIC-6	—	—	3.12	NAIC-6	—	—

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2025	Schedule III
(in thousands of dollars)

4.	Assets held in foreign investments:
	4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets? Yes [ ] No [ X]
If response to 4.01 above is yes, responses are not required for interrogatories 5 -10.
	4.02	Total admitted assets held in foreign investments	$ 631,385	12.818%
	4.03	Foreign currency-denominated investments	—	—
	4.04	Insurance liabilities denominated in that same foreign currency	—	—

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:
			1	2
	5.01	Countries designated NAIC-1	$ 630,756	12.805%
	5.02	Countries designated NAIC-2	—	—
	5.03	Countries designated NAIC-3 or below	629	0.013

6.	Largest foreign investment exposures by country, categorized by the country's NAIC sovereign designation:
				1	2
		Countries designated NAIC-1:
	6.01	Country 1:	Cayman Islands	$ 314,993	6.395%
	6.02	Country 2:	Jersey	90,951	1.846
		Countries designated NAIC-2:
	6.03	Country 1:		—	—
	6.04	Country 2:		—	—
		Countries designated NAIC-3 or below:
	6.05	Country 1:	Barbados	629	0.013
	6.06	Country 2:		—	—

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2025	Schedule III
(in thousands of dollars)

		1	2

7.	Aggregate unhedged foreign currency exposure	$ —	—%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:
			1	2

	8.01	Countries designated NAIC-1	$ —	—%
	8.02	Countries designated NAIC-2	—	—
	8.03	Countries designated NAIC-3 or below	—	—

9.	Largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign designation:
		Countries designated NAIC-1:	1	2

	9.01	Country 1:	$ —	—%
	9.02	Country 2:	—	—
Countries designated NAIC-2:
	9.03	Country 1:	—	—
	9.04	Country 2:	—	—
Countries designated NAIC-3 or below:
	9.05	Country 1:	—	—
	9.06	Country 2:	—	—

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2025	Schedule III
(in thousands of dollars)

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:
		1	2	3	4
		Issuer	NAIC Designation	Amount	Percent

	10.01	HSBC Holdings plc	1FE	$ 30,605	0.621%
	10.02	Black Diamond Clo 2024-1 Ltd	1FE	25,875	0.525
	10.03	Barclays PLC	2FE	20,406	0.414
	10.04	Pfizer Investment Enterprises Pte. Ltd.	1FE	13,901	0.282
	10.05	Signal Peak CLO 7, Ltd.	1FE	13,250	0.269
	10.06	Benefit STREET Partners Clo XXXI, Ltd.	1FE	12,500	0.254
	10.07	KKR CLO 56 Ltd.	1FE	12,500	0.254
	10.08	Park Blue CLO 2022-1 Ltd	1FE	12,000	0.244
	10.09	Empower Clo 2022-1 Ltd	1FE	12,000	0.244
	10.10	Ares Lxx Clo Ltd.	1FE	11,900	0.242

11.	Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

	11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets?		Yes [X ] No [ ]
If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.
			1	2

	11.02	Total admitted assets held in Canadian investments	$ —	—%
	11.03	Canadian-currency-denominated investments	—	—
	11.04	Canadian-denominated insurance liabilities	—	—
	11.05	Unhedged Canadian currency exposure	—	—

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2025	Schedule III
(in thousands of dollars)

12.	Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions:

	12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets?		Yes [ X] No [ ]

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

		1	2	3

	12.02	Aggregate statement value of investments with contractual sales restrictions	$ —	—%

Largest three investments with contractual sales restrictions:
	12.03		—	—
	12.04		—	—
	12.05		—	—

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2025	Schedule III
(in thousands of dollars)

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

	13.01	Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets?		Yes [ ] No [X]

		If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

		1	2	3
		Issuer

	13.02	Federal Home Loan Banks	$ 10,891	0.221%
	13.03	NVIDIA Corp	9,101	0.185
	13.04	Apple Inc	8,065	0.164
	13.05	Microsoft Corp	7,217	0.147
	13.06	Alphabet Inc	6,593	0.134
	13.07	Tidewater Inc.	6,052	0.123
	13.08	Amazon.com Inc	4,509	0.092
	13.09	Broadcom Inc	3,285	0.067
	13.10	Meta Platforms Inc	2,884	0.059
	13.11	Tesla Inc	2,543	0.052

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2025	Schedule III
(in thousands of dollars)

14.	Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

	14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets?		Yes [ X] No [ ]

If response to 14.01 is yes, responses are not required for 14.02 through 14.05.

		1	2	3
	14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$ —	—%
Largest three investments held in nonaffiliated, privately placed equities:
	14.03		—	—
	14.04		—	—
	14.05		—	—

Ten largest fund managers:
	1	2	3	4
	Fund Manager	Total Invested	Diversified	Nondiversified
14.06	Vanguard Index Funds - Vanguard S&P 500 ETF	$ 117,733	$ —	$ 117,733
14.07	DBX ETF Trust - Xtrackers USD High Yield BB-B ex Financials	99,131	99,131	—
14.07	Northern Institutional Funds - Treasury Portfolio	72,196	—	72,196
14.08	iShares Trust - iShares iBoxx $ Investment Grade Corporate	17,497	17,497	—
14.10	SPDR Series Trust - State Street SPDR Bloomberg High Yield	11,957	11,957	—
14.11		—	—	—
14.12		—	—	—
14.13		—	—	—
14.14		—	—	—
14.15		—	—	—

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2025	Schedule III
(in thousands of dollars)

15.	Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

	15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets?		Yes [ X] No [ ]

If response to 15.01 is yes, responses are not required for the remainder of Interrogatory 15.
		1	2	3

	15.02	Aggregate statement value of investments held in general partnership interests	$ —	—%
Largest three investments in general partnership interests:
	15.03		—	—
	15.04		—	—
	15.05		—	—

16.	Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

	16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets?		Yes [ ] No [ X]

		If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.
		1	2	3
		Type (Residential, Commercial, Agricultural)

	16.02	Commercial Mortgage 923	$ 24,304	0.493%
	16.03	Commercial Mortgage 996	12,675	0.257
	16.04	Commercial Mortgage 764	9,989	0.203
	16.05	Commercial Mortgage 718	9,950	0.202
	16.06	Commercial Mortgage 914	9,095	0.185
	16.07	Commercial Mortgage 817	8,678	0.176
	16.08	Commercial Mortgage 1013	7,200	0.146
	16.09	Commercial Mortgage 925	7,153	0.145
	16.10	Commercial Mortgage 906	7,016	0.142
	16.11	Commercial Mortgage 795	6,945	0.141

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2025	Schedule III
(in thousands of dollars)

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:
Loans

16.12	Construction loans	$ —	—%
16.13	Mortgage loans over 90 days past due	—	—
16.14	Mortgage loans in the process of foreclosure	—	—
16.15	Mortgage loans foreclosed	—	—
16.16	Restructured mortgage loans	—	—

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

			Residential		Commercial		Agricultural
		Loan to Value	1	2	3	4	5	6

	17.01	Above 95%	$ —	—%	$ —	—%	$ —	—%
	17.02	91% to 95%	—	—	—	—	—	—
	17.03	81% to 90%	—	—	—	—	—	—
	17.04	71% to 80%	—	—	—	—	—	—
	17.05	Below 70%	—	—	513,339	10.422	—	—

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2025	Schedule III
(in thousands of dollars)

18.	Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

	18.01	Are assets held in real estate reported less than 2.5% of the reporting entity's total admitted assets?		Yes [ X] No [ ]

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.
Largest five investments in any one parcel or group of contiguous parcels of real estate.
Description
		1	2	3

	18.02		$ —	—%
	18.03		—	—
	18.04		—	—
	18.05		—	—
	18.06		—	—

19.	Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments held in mezzanine real estate loans:

	19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity's total admitted assets?		Yes [ X] No [ ]

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.
		1	2	3
		Description	Amount	Percent

	19.02	Aggregate statement of value of investments held in mezzanine real estate loans	$ —	—%
Largest three investments held in mezzanine real estate loans:
	19.03		—	—
	19.04		—	—
	19.05		—	—

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2025	Schedule III
(in thousands of dollars)

20.	Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

			At Year End		At End of Each Quarter
					1st Quarter	2nd Quarter	3rd Quarter
		Description	1	2	3	4	5
	20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$ 39,832	0.809%	$ 9,689	$ 8,384	$ 27,707
	20.02	Repurchase agreements	—	—	—	—	—
	20.03	Reverse repurchase agreements	—	—	—	—	—
	20.04	Dollar repurchase agreements	—	—	—	—	—
	20.05	Dollar reverse repurchase agreements	—	—	—	—	—

21.	Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:
			Owned		Written
			1	2	3	4

	21.01	Hedging	$ —	—%	$ —	—%
	21.02	Income generation	—	—	—	—
	21.03	Other	—	—	—	—

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2025	Schedule III
(in thousands of dollars)

22.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:
			At Year End		At End of Each Quarter
					1st Quarter	2nd Quarter	3rd Quarter
			1	2	3	4	5

	22,01	Hedging	$ —	—%	$ —	$ —	$ —
	22.02	Income generation	—	—	—	—	—
	22.03	Replications	—	—	—	—	—
	22.04	Other	—	—	—	—	—

23.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

			At Year End		At End of Each Quarter
					1st Quarter	2nd Quarter	3rd Quarter
			1	2	3	4	5

	23.01	Hedging	$ —	—%	$ —	$ —	$ —
	23.02	Income generation	—	—	—	—	—
	23.03	Replications	—	—	—	—	—
	23.04	Other	—	—	—	—	—

American Family Life Insurance Company
Supplemental Reinsurance Interrogatories
December 31, 2025	Schedule IV

1
Disclose any reinsurance contracts (or multiple contracts with the same reinsurer or its affiliates) subject to A-791 that includes a provision, which limits the reinsurer’s assumption of significant risks identified as in A-791. Examples of risk limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect. If true, indicate the number of reinsurance contracts to which such provisions apply. For contracts subject to A-791, indicate if deposit accounting was applied for all contracts, which limit significant risks.
N/A

2
Disclose any reinsurance contracts (or multiple contracts with the same reinsurer or its affiliates) not subject to A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk. Examples of risk limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect. If true, indicate the number of reinsurance contracts to which such provisions apply. If affirmative, indicate if the reinsurance credit was reduced for the risk limiting features.
N/A

3	Disclose if any reinsurance contracts contain features (except reinsurance contracts with a federal or state facility) described below which result in delays in payment in form or in fact:		N/A
a.
Provisions which permit the reporting of losses, or settlements are made, less frequently than quarterly or payments due from the reinsurer are not made in cash within ninety (90) days of the settlement date (unless there is no activity during the period).

	b.	Payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding entity.

4
Disclose if the reporting entity has reflected reinsurance accounting credit for any contracts not subject to Appendix A-791 and not yearly renewable term, which meet the risk transfer requirements of SSAP No. 61R and identify the type of contracts and the reinsurance contracts.
N/A
	a.	Assumption Reinsurance – new for the reporting period.
	b.	Non-proportional reinsurance, which does not result in significant surplus relief. If yes, indicate if the insured event(s) triggering contract coverage has been recognized.

5
Disclose if the reporting entity ceded any risk which is not subject to A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statement, and either:
NO
	a.	Accounted for that contract as reinsurance under statutory accounting principles (“SAP”) and as a deposit under generally accepted accounting principles (“GAAP”); or
	b.	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP.

6	If affirmative disclosure is required for item 5 above, explain why the contract(s) is (are) treated differently for GAAP and SAP.		N/A